Centennial Tax Exempt Trust

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Prospectus dated November 1,  2001       Centennial Tax Exempt Trust is a money
                                         market mutual fund.  It seeks the
                                         maximum short-term interest income
                                         exempt from federal income taxes that
                                         is consistent with low capital risk
                                         and the maintenance of liquidity. The
                                         Trust invests in short-term, high
                                         quality "money market" securities.

                                         This Prospectus contains important
                                         information about the Trust's
                                         objective, its investment policies,
                                         strategies and risks.  It also
                                         contains important information about
                                         how to buy and sell shares of the
As with all mutual funds, the            Trust and other account features.
Securities and Exchange Commission has   Please read this Prospectus carefully
not approved or disapproved the Trust's  before you invest and keep it for
securities nor has it determined that    future reference about your account.
this Prospectus is accurate or
complete.  It is a criminal offense to
represent otherwise.
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2

CONTENTS

                  A B O U T  T H E  T R U S T

                  The Trust's Investment Objective and Strategies

                  Main Risks of Investing in the Trust

                  The Trust's Past Performance

                  Fees and Expenses of the Trust

                  About the Trust's Investments

                  I N V E S T I N G  I N  T H E  T R U S T S

                  This section applies to the prospectuses of Centennial
                  Money Market Trust, Centennial Tax Exempt Trust and
                  Centennial Government Trust

                  How the Trusts are Managed

                  How to Buy Shares
                  Automatic Purchase and Redemption Programs
                  Direct Shareholders

                  How to Sell Shares
                  Automatic Purchase and Redemption Programs
                  Direct Shareholders

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends and Tax Information

                  Financial Highlights

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A B O U T  T H E  T R U S T

The Trust's Investment Objective and Strategies

WHAT IS THE TRUST'S INVESTMENT OBJECTIVE?  The Trust seeks the maximum short-term interest income exempt from federal income taxes that is consistent with low capital risk and the maintenance of liquidity.

WHAT DOES THE TRUST MAINLY INVEST IN? The Trust is a money market fund.  It invests in a variety of high-quality money market instruments to seek income.  Money market instruments are short-term, U.S. dollar denominated debt instruments issued by the U.S. government, domestic and foreign corporations and financial institutions and other entities.  They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations.  To be considered
"high-quality," generally they must be rated in one of the two highest credit-quality categories for short-term securities by nationally recognized rating services.  If unrated, a security must be determined by the Trust's investment manager to be of comparable quality to rated securities.

      The Trust normally invests 100% of its assets in municipal securities.
It will not make any investment that will reduce the portion of its total assets that are invested in municipal securities to less than 80%.  The balance of the Trust's assets can be invested in investments the income from which may be taxable.  The Trust will not invest more than 20% of its net assets in municipal securities the income on which may be a tax preference item that would increase an individual investor's alternative minimum tax.

WHO IS THE TRUST DESIGNED FOR? The Trust is designed for investors who are seeking income at current money market rates while preserving the value of their investment, because the Trust tries to keep its share price stable at
$1.00.  Income on money market instruments tends to be lower than income on longer-term debt securities, so the Trust's yield will likely be lower than the yield on longer-term fixed income funds.  The Trust does not invest for the purpose of seeking capital appreciation or gains and is not a complete investment program.

Main Risks of Investing in the Trust

All investments carry risks to some degree.  Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. There are risks that any of the Trust's holdings could have its credit rating downgraded, or the issuer could default, or that interest rates could rise sharply, causing the value of the Trust's securities (and its share price) to fall.  As a result, there is a risk that the Trust's shares could fall below $1.00 per share.  If there is a high redemption demand for the
Trust's shares that was not anticipated, portfolio securities might have to be sold prior to their maturity at a loss. Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, and that poor security selection could cause the Trust to underperform other funds with similar objectives.

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An investment in the Trust is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency.  Although the
Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.
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The Trust's Past Performance

The bar chart and table below show how the Trust's returns may vary over time, by showing changes in the Trust's performance from year to year for the last ten calendar years and average annual total returns for the 1-, 5- and
10- year periods. Variability of returns is one measure of the risks of investing in a money market fund.  The Trust's past investment performance does not predict how the Trust will perform in the future.

Annual Total Returns (as of 12/31 each year)

[See appendix to prospectus for annual total return data for bar chart.]

For the period from 1/1/01 through 9/30/01 the cumulative total return (not annualized) was 1.90%.
During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 1.11% (1st Q '91) and the lowest return for a calendar quarter (not annualized) was 0.44% (1st Q '94).

Average Annual Total Returns
for the periods ended December 31,    1 Year    5 Years         10 Years
2000
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Centennial Tax Exempt Trust           3.42%     3.01%           2.97%
(inception 9/8/81)

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The returns in the table measure the performance of a hypothetical account and assume that all dividends have been reinvested in additional shares.

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The total returns are not the Trust's current yield. The Trust's yield more closely reflects the Trust's current earnings.  To obtain the Trust's current
7-day yield, please call the Transfer Agent toll-free at 1.800.525.9310.
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Fees and Expenses of the Trust

The Trust pays a variety of expenses directly for management of its assets, administration and other services.  Those expenses are subtracted from the
Trust's assets to calculate the Trust's net asset value per share. All shareholders therefore pay those expenses indirectly. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Trust. The numbers below are based upon the Trust's expenses during its fiscal year ended June 30, 2001.

SHAREHOLDER FEES.  The Trust does not charge any initial sales charge to buy shares or to reinvest dividends.  There are no exchange fees or redemption fees and no contingent deferred sales charges (unless you buy Trust shares by exchanging Class A shares of other eligible funds that were purchased subject to a contingent deferred sales charge, as described in "How to Sell Shares").

Annual Trust Operating Expenses (deducted from Trust assets):
(% of average daily net assets)

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 Management Fees                              0.42%

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 Distribution and/or Service (12b-1) Fees     0.20%

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 Other Expenses                               0.08%

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 Total Annual Operating Expenses              0.70%

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"Other expenses" in the table include transfer agent fees, custodial fees, and accounting and legal expenses the Trust pays.

EXAMPLE. The following example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in shares of the Trust for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the
Trust's operating expenses remain the same.  Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

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                                1 year      3 years     5 years    10 years
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                                $72         $224        $390       $871

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About the Trust's Investments

THE TRUST'S PRINCIPAL INVESTMENT POLICIES.  The Trust invests in money market instruments meeting quality, maturity and diversification standards established by its Board of Trustees as well as rules that apply to money market funds under the Investment Company Act.  The Statement of Additional
Information contains more detailed information about the Trust's investment policies and risks.

      The Trust's investment manager, Centennial Asset Management
Corporation, (referred to in this Prospectus as the Manager) tries to reduce risks by diversifying investments and by carefully researching securities before they are purchased. The rate of the Trust's income will vary from day to day, generally reflecting changes in overall short-term interest rates.
There is no assurance that the Trust will achieve its investment objective.

What Does the Trust Invest In?  Money market instruments are high-quality, short-term debt instruments.  They may have fixed, variable or floating interest rates. All of the Trust's money market instruments must meet the special diversification, quality and maturity requirements set under the Investment Company Act and the special procedures set by the
      Board described briefly below.  The following is a brief description of the types of money market instruments the Trust can invest in.

   o  Municipal Securities.  The Trust buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations.  These are debt obligations issued by the governments of states, their political subdivisions (such as cities, towns and counties), or the District of Columbia, or by their agencies, instrumentalities and authorities, if the interest paid on the security is not subject to federal individual income tax in the opinion of bond counsel to the issuer.  All of these types of debt obligations are referred to as "municipal securities" in this
      Prospectus.

o     Other Money Market Instruments.  Additionally, the Trust can buy other money market instruments that the Manager approves under procedures adopted by the Board of Trustees from time to time.  They must be U.S.
      dollar-denominated short-term investments that the Manager must determine to have minimal credit risks.

What Standards Apply to the Trust's Investments? Money market instruments are subject to credit risk, the risk that the issuer might not make timely payments of interest on the security or repay principal when it is due.
      The Trust can buy only those instruments that meet standards set by the
      Investment Company Act for money market funds and procedures adopted by the Board of Trustees.  The Trust's Board of Trustees has adopted procedures to evaluate securities for the Trust's portfolio and the
      Manager has the responsibility to implement those procedures when selecting investments for the Trust.

In general, the Trust buys only high-quality investments that the Manager believes present minimal credit risk at the time of purchase.  "High-quality"
investments are:
o     rated in one of the two highest short-term rating categories of two national rating organizations, or
o     rated by one rating organization in one of its two highest rating categories (if only one rating organization has rated the investment),
      or
o     unrated investments that the Manager determines are comparable in quality to the two highest rating categories.

      The procedures also limit the amount of the Trust's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Trust's investment risks.
The Trust must also maintain an average portfolio maturity of not more than
90 days, to reduce interest rate risks.  Additionally, the remaining maturity of any single portfolio investment may not exceed the maximum time permitted under Rule 2a-7 (currently 397 days).

Can the Trust's Investment Objective and Policies Change?  The Trust's Board
      of Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Trust's outstanding voting shares.  The
      Trust's investment objective is a fundamental policy.  Some investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES.  To seek its objective, the Trust can use the investment techniques and strategies described below.  The Trust might not always use all of them.  These techniques have risks.  The Statement of
Additional Information contains more information about some of these practices, including limitations on their use that are designed to reduce the overall risks.

Floating Rate/Variable Rate Notes.  The Trust can purchase investments with floating or variable interest rates.  Variable rates are adjustable at stated periodic intervals.  Floating rates are adjusted automatically according to a specified market rate or benchmark for such investment, such as the prime rate of a bank.  If the maturity of an investment is greater than the maximum time permitted under Rule 2a-7 (currently 397 days), it can be purchased if it has a demand feature.  That feature must permit the Trust to recover the principal amount of the investment on not more than 30 days' notice at any time, or at specified times not exceeding the maximum time permitted under Rule 2a-7 (currently 397 days) from the date of purchase.

"When-Issued" and "Delayed-Delivery" Transactions.  The Trust can purchase municipal securities on a "when-issued" basis and can purchase or sell such securities on a "delayed-delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery.  The Trust does not intend to make such purchases for speculative purposes.  During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment.
      There is a risk of loss to the Trust if the value of the security declines prior to the settlement date.

Municipal Lease Obligations.  Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities.
      The Trust can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations.  If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable.  Some of these obligations might not have an active trading market and would be subject to the Trust's limits on
      "illiquid" securities described below.  From time to time the Trust can invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Trust's Board of Trustees.

Repurchase Agreements.  The Trust can enter into repurchase agreements.  In a repurchase transaction, the Trust buys a security and simultaneously sells it to the vendor for delivery at a future date.  Repurchase agreements must be fully collateralized.  However, if the vendor fails to pay the resale price on the delivery date, the Trust may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Trust ordinarily will not enter into repurchase transactions that will cause more than 10% of the
      Trust's net assets to be subject to repurchase agreements having a maturity beyond seven days. However, when the Trust assumes a temporary defensive position, there is no limit on the amount of the Trust's assets that may be subject to repurchase agreements having a maturity of seven days or less.  Income earned on repurchase transactions is not tax-exempt. The Trust normally will limit its investments in repurchase transactions to 20% of its total assets.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price.  A restricted security is one that has a contractual limit on resale or which cannot be sold publicly until it is registered under federal securities laws.
      The Trust will not invest more than 10% of its net assets in illiquid or restricted securities.  That limit does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers or purchases of commercial paper that may be sold without registration under the federal securities laws. The
      Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.
      Difficulty in selling a security may result in a loss to the Trust or additional costs.

Demand Features and Guarantees. The Trust can invest a significant percentage of its assets in municipal securities that have demand features, guarantees or similar credit and liquidity enhancements.  A demand feature permits the holder of the security to sell the security within a specified period of time at a stated price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security.  These securities are described in the Statement of Additional Information.

Temporary Defensive and Interim Investments.  In times of unstable adverse market or economic conditions, the Trust can invest up to 100% of its assets in temporary defensive or interim investments that are inconsistent with the Trust's principal investment strategies.  These temporary investments can include:

o     obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities,
o     bankers' acceptances; taxable commercial paper rated in the highest category by a rating organization,

o     short-term taxable debt obligations rated in one of the two highest rating categories of a rating organization,

o     certificates of deposit of domestic banks, and
o     repurchase agreements.

      To the extent the Trust assumes a temporary defensive position, a significant portion of the Trust's distributions may be taxable.

I N V E S T I N G  I N  T H E  T R U S T S

The information below applies to Centennial Money Market Trust, Centennial
Tax Exempt Trust and Centennial Government Trust.  Each is referred to as a
"Trust" and they are collectively referred to as the "Trusts." Unless otherwise indicated, this information applies to each Trust.

How the Trusts are Managed

THE MANAGER. The investment advisor for the Trusts is the Manager, Centennial
Asset Management Corporation, a wholly owned subsidiary of OppenheimerFunds,
Inc.  The Manager chooses each of the Trust's investments and handles its day-to-day business. The Manager carries out its duties subject to the policies established by the Trust's Board of Trustees, under an investment advisory agreement with each Trust that states the Manager's responsibilities.  The agreement sets the fees the Trust pays to the Manager and describes the expenses that the Trust is responsible to pay to conduct its business.

      The Manager has been an investment advisor since 1978.  The Manager and its affiliates managed assets of more than $115 billion as of September 30,
2001, including more than 65 funds having more than 5 million shareholder accounts.  The Manager is located at 6803 South Tucson Way, Englewood,
Colorado 80112.

Portfolio  Managers.  The  portfolio  managers  of the Trusts are the  persons principally  responsible  for the  day-to-day  management of the Trusts'
      portfolios.  The  portfolio  managers of  Centennial  Money Market Trust and  Centennial  Government  Trust are Carol E. Wolf and Barry D. Weiss.
      Ms. Wolf has had this responsibility  since November 1988 and Mr. Weiss, since  August 2001.  Ms. Wolf is a Senior Vice  President of the Manager
      and Mr. Weiss is a Vice President,  and each is an officer and portfolio manager of other funds for which the Manager or an  affiliate  serves as investment  advisor.  The  portfolio  manager of  Centennial  Tax Exempt
      Trust is Michael  Carbuto (since  October  1987).  Mr. Carbuto is a Vice
      President  of  OppenheimerFunds,  Inc.  and is an officer and  portfolio manager of other funds for which the Manager or an  affiliate  serves as investment advisor.

Advisory Fees.  Under each investment advisory agreement, a Trust pays the
      Manager an advisory fee at an annual rate that declines on additional assets as the Trust grows.  That fee is computed on the average annual net assets of the respective Trust as of the close of each business day.

o     Centennial Money Market Trust.  The annual management fee rates are:
      0.500% of the first $250 million of the Trust's net assets; 0.475% of the next $250 million; 0.450% of the next $250 million; 0.425% of the next $250 million; 0.400% of the next $250 million; 0.375% of the next
      $250 million; 0.350% of the next $500 million; and 0.325% of net assets in excess of $2 billion.  In the agreement, the Manager guarantees that the Trust's total expenses in any fiscal year, exclusive of taxes, interest and brokerage commissions, and extraordinary expenses such as litigation costs, shall not exceed the lesser of (1) 1.5% of the average annual net assets of the Trust up to $30 million and 1% of its average annual net assets in excess of $30 million; or (2) 25% of the total annual investment income of the Trust. Centennial Money Market
      Trust's management fee for its fiscal year ended June 30, 2001 was
      0.33% of the Trust's average annual net assets.

o     Centennial Government Trust.  The annual management fee rates are:
      0.500% of the first $250 million of the Trust's net assets; 0.475% of the next $250 million; 0.450% of the next $250 million; 0.425% of the next $250 million; 0.400% of the next $250 million; 0.375% of the next
      $250 million; and 0.350% of net assets in excess of $1.5 billion. The
      Manager has made the same guarantee to Centennial Government Trust regarding expenses as described above for Centennial Money Market
      Trust. The Trust's management fee for its fiscal year ended June 30,
      2001 was 0.44% of the Trust's average annual net assets.

o     Centennial Tax Exempt Trust.  The annual management fee rates applicable to the Trust are as follows: 0.500% of the first $250 million of the Trust's net assets; 0.475% of the next $250 million;
      0.450% of the next $250 million; 0.425% of the next $250 million;
      0.400% of the next $250 million; 0.375% of the next $250 million;
      0.350% of the next $500 million; and 0.325% of net assets in excess of
      $2 billion. Under the agreement, when the value of the Trust's net assets is less than $1.5 billion, the annual fee payable to the Manager shall be reduced by $100,000 based on average net assets computed daily and paid monthly at the annual rates.  However, the annual fee cannot be less than $0.  The Trust's management fee for its fiscal year ended
      June 30, 2001 was 0.42% of the Trust's average annual net assets.

How to Buy Shares

AT WHAT PRICE ARE SHARES SOLD?  Shares of each Trust are sold at their offering price, which is the net asset value per share without any sales charge.  The net asset value per share will normally remain fixed at $1.00 per share.  However, there is no guarantee that a Trust will maintain a stable net asset value of $1.00 per share.

      The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the
Distributor or the Sub-Distributor (OppenheimerFunds Distributor, Inc.)
receives the purchase order at its offices in Colorado, or after any agent appointed by the Sub-Distributor receives the order and sends it to the
Sub-Distributor as described below.

How is a Trust's Net Asset Value Determined?  The net asset value of shares of each Trust is determined twice each day, at 12:00 Noon and at 4:00
      P.M., on each day The New York Stock Exchange is open for trading
      (referred to in this Prospectus as a "regular business day"). All references to time in this Prospectus mean "New York time."

      The net asset value per share is determined by dividing the value of a
Trust's net assets by the number of shares that are outstanding. Under a policy adopted by the Board of Trustees of the Trusts, each Trust uses the amortized cost method to value its securities to determine net asset value.

      The shares of each Trust offered by this Prospectus are considered to be Class A shares for the purposes of exchanging them or reinvesting distributions among other eligible funds that offer more than one class of shares.

HOW MUCH MUST YOU INVEST?  You can open an account with a minimum initial investment described below, depending on how you buy and pay for your shares.  You can make additional purchases at any time with as little as
$25.  The minimum investment requirements do not apply to reinvesting distributions from the Trust or other eligible funds (a list of them appears in the Statement of Additional Information, or you can ask your broker-dealer or call the Transfer Agent) or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

HOW ARE SHARES PURCHASED? You can buy shares in one of several ways:

Buying Shares Through a Broker-Dealer's Automatic Purchase and Redemption
      Program.  You can buy shares of a Trust through a broker-dealer that has a sales agreement with the Trust's Distributor or Sub-Distributor that allows shares to be purchased through the broker-dealer's
      Automatic Purchase and Redemption Program. Shares of each Trust are sold mainly to customers of participating broker-dealers that offer the
      Trusts' shares under these special purchase programs.  If you participate in an Automatic Purchase and Redemption Program established by your broker-dealer, your broker-dealer buys shares of the Trust for your account with the broker-dealer.  Program participants should also read the description of the program provided by their broker-dealer.

Buying Shares Through Your Broker-Dealer.  If you do not participate in an
      Automatic Purchase and Redemption Program, you can buy shares of a
      Trust through any broker-dealer that has a sales agreement with the
      Distributor or Sub-Distributor.  Your broker-dealer will place your order with the Distributor on your behalf.

Buying Shares Directly Through the Sub-Distributor.  You can also purchase shares directly through the Trust's Sub-Distributor.  Shareholders who make purchases directly and hold shares in their own names are referred to as "direct shareholders" in this Prospectus.

      The Sub-Distributor may appoint certain servicing agents to accept purchase (and redemption) orders, including broker-dealers that have established Automatic Purchase and Redemption Programs.  The Distributor or
Sub-Distributor, in their sole discretion, may reject any purchase order for shares of a Trust.

AUTOMATIC PURCHASE AND REDEMPTION PROGRAM.  If you buy shares of a Trust through your broker-dealer's Automatic Purchase and Redemption Program, your broker-dealer will buy your shares for your Program Account and will hold your shares in your broker-dealer's name.  These purchases will be made under the procedures described in "Guaranteed Payment Procedures" below.  Your
Automatic Purchase and Redemption Program Account may have minimum investment requirements established by your broker-dealer.  You should direct all questions about your Automatic Purchase and Redemption Program to your broker-dealer, because the Trusts' Transfer Agent does not have access to information about your account under that Program.

Guaranteed Payment Procedures.  Some broker-dealers may have arrangements with the Distributor to enable them to place purchase orders for shares of a Trust and to guarantee that the Trust's custodian bank will receive Federal Funds to pay for the shares prior to specified times.
      Broker-dealers whose clients participate in Automatic Purchase and
      Redemption Programs may use these guaranteed payment procedures to pay for purchases of shares of a Trust.

o     If the Distributor receives a purchase order before 12:00 Noon on a regular business day with the broker-dealer's guarantee that the
      Trust's custodian bank will receive payment for those shares in Federal
      Funds by 2:00 P.M. on that same day, the order will be effected at the net asset value determined at 12:00 Noon that day. Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.

o     If the Distributor receives a purchase order after 12:00 Noon on a regular business day with the broker-dealer's guarantee that the
      Trust's custodian bank will receive payment for those shares in Federal
      Funds by 2:00 P.M. on that same day, the order will be effected at the net asset value determined at 4:00 P.M. that day.  Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.

o     If the Distributor receives a purchase order between 12:00 Noon and
      4:00 P.M. on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by 4:00 P.M. the next regular business day, the order will be effected at the net asset value determined at 4:00 P.M. on the day the order is received and distributions will begin to accrue on the shares purchased on the next regular business day if the Federal Funds are received by the required time.

HOW CAN DIRECT SHAREHOLDERS BUY SHARES?  Direct shareholders can buy shares of a Trust by completing a Centennial Funds New Account Application and sending it to the Sub-Distributor, OppenheimerFunds Distributor, Inc., P.O.
Box 5143, Denver, Colorado 80217.  Payment must be made by check or by
Federal Funds wire as described below.  If you don't list a broker-dealer on the application, the Sub-Distributor, will act as your agent in buying the shares.  However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Trust is appropriate for you.

      Each Trust intends to be as fully invested as possible to maximize its yield.  Therefore, newly purchased shares normally will begin to accrue distributions after the Sub-Distributor or its agent accepts your purchase order, starting on the business day after the Trust receives Federal Funds from the purchase payment.

Payment by Check.  Direct shareholders may pay for purchases of shares of a
      Trust by check. Send your check, payable to "OppenheimerFunds
      Distributor, Inc.," along with your application and other documents to the address listed above.  For initial purchases, your check should be payable in U.S. dollars and drawn on a U.S. bank so that distributions will begin to accrue on the next regular business day after the
      Sub-Distributor accepts your purchase order. If your check is not drawn on a U.S. bank and is not payable in U.S. dollars, the shares will not be purchased until the Sub-Distributor is able to convert the purchase payment to Federal Funds.  In that case distributions will begin to accrue on the purchased shares on the next regular business day after the purchase is made.  The minimum initial investment for direct shareholders by check is $500.

Payment by Federal Funds Wire.  Direct shareholders may pay for purchases of shares of a Trust by Federal Funds wire.  You must also forward your application and other documents to the address listed above. Before sending a wire, call the Sub-Distributor's Wire Department at
      1.800.525.9310 (toll-free from within the U.S.) or 303.768.3200 (from outside the U.S.) to notify the Sub-Distributor of the wire, and to receive further instructions.

      Distributions will begin to accrue on the purchased shares on the purchase date that is a regular business day if the Federal Funds from your wire and the application are received by the Sub-Distributor and accepted by
12:00 Noon.  If the Sub-Distributor receives the Federal Funds from your wire and accepts the purchase order between 12:00 Noon and 4:00 P.M. on the purchase date, distributions will begin to accrue on the shares on the next regular business day.  The minimum investment by Federal Funds Wire is $2,500.

Buying Shares Through Automatic Investment Plans.  Direct shareholders can purchase shares of a Trust automatically each month by authorizing the
      Trust's Transfer Agent to debit your account at a U.S. domestic bank or other financial institution.  Details are in the Automatic Investment
      Plan Application and the Statement of Additional Information. The
      minimum monthly purchase is $25.

Service (12b-1) Plans. Each Trust has adopted a service plan.  It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold shares of the Trust.  Reimbursement is made quarterly, or monthly depending on asset size, at an annual rate of up to 0.20% of the average annual net assets of the Trust. The
      Distributor currently uses all of those fees (together with significant amounts from the Manager's own resources) to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold shares of the Trust.

Retirement Plans.  Direct shareholders may buy shares of Centennial Money
      Market Fund or Centennial Government Fund for a retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account.  The Sub-Distributor also offers a number of different retirement plans that individuals and employers can use:

o     Individual Retirement Accounts (IRAs).  These include regular IRAs,
      Roth IRAs, rollover IRAs and Education IRAs.
o     SEP-IRAs.  These are Simplified Employee Pensions Plan IRAs for small business owners or self-employed individuals.
o     403(b)(7) Custodial Plans.  These are tax deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
o     401(k) Plans.  These are special retirement plans for businesses.
o     Pension and Profit-Sharing Plans.  These plans are designed for businesses and self-employed individuals.

      Please call the Sub-Distributor for retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.  Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent.

HOW CAN PROGRAM PARTICIPANTS SELL SHARES?  If you participate in an Automatic
Purchase and Redemption Program sponsored by your broker-dealer, you must redeem shares held in your Program Account by contacting your broker-dealer firm, or you can redeem shares by writing checks as described below.  You should not contact the Trust or its Transfer Agent directly to redeem shares held in your Program Account.  You may also arrange (but only through your broker-dealer) to have the proceeds of redeemed Trust shares sent by Federal
Funds wire, as described below in "Sending Redemption Proceeds by Wire."

HOW CAN DIRECT SHAREHOLDERS REDEEM SHARES?  Direct shareholders can redeem their shares by writing a letter to the Transfer Agent, by using a Trust's checkwriting privilege, or by telephone. You can also set up Automatic
Withdrawal Plans to redeem shares on a regular basis.  If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent for assistance first, at 1.800.525.9310.

Certain Requests Require a Signature Guarantee.  To protect you and the Trust from fraud, the following redemption requests for accounts of direct shareholders must be in writing and must include a signature guarantee
      (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem $100,000 or more and receive a check
   o  The redemption check is not payable to all shareholders listed on the account statement
   o  The redemption check is not sent to the address of record on your account statement
   o  Shares are being transferred to an account with a different owner or name
   o  Shares are being redeemed by someone (such as an Executor) other than the owners listed in the account registration.

Where Can Direct Shareholders Have Their Signatures Guaranteed?  The Transfer
      Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.

      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

How Can Direct Shareholders Sell Shares by Mail?  Write a letter to the
      Transfer Agent that includes:
   o  Your name
   o  The Trust's name
   o  Your account number (from your account statement)
   o  The dollar amount or number of shares to be redeemed
   o  Any special payment instructions
   o  Any share certificates for the shares you are selling
   o  The signatures of all registered owners exactly as the account is registered, and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares (such as Letters
      Testamentary of an Executor).

---------------------------------------------------------------------------------
---------------------------------------- ---------------------------------------
Use the following address for            Send courier or express mail
---------------------------------------- requests to:
requests by mail:                        Shareholder Services, Inc.
Shareholder Services, Inc.               10200 E. Girard Avenue, Building D
P.O. Box 5143                            Denver, Colorado 80231
Denver, Colorado 80217-5270
---------------------------------------------------------------------------------

How Can Direct Shareholders Sell Shares by Telephone?  Direct shareholders and their broker-dealer representative of record may also sell shares by telephone.  To receive the redemption price calculated on a particular regular business day, the Transfer Agent or its designated agent must receive the request by 4:00 P.M. on that day. You may not redeem shares held under a share certificate or in a retirement account by telephone.  To redeem shares through a service representative, call
      1.800.525.9310.  Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and will be sent to the address of record for the account. Up to $100,000 may be redeemed by telephone in any 7-day period.  Telephone redemptions are not available within 30 days of changing the address on an account.

Retirement Plan Accounts.  There are special procedures to sell shares held in a retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Trust shares in your plan account.

Sending Redemption Proceeds By Wire.  While the Transfer Agent normally sends direct shareholders their money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate.  It must be a commercial bank that is a member of the Federal Reserve wire system.  The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire.  To find out how to set up this feature on an account or to arrange a wire, direct shareholders should call the Transfer Agent at 1.800.525.9310.
      If you hold your shares through your broker-dealer's Automatic Purchase and Redemption Program, you must contact your broker-dealer to arrange a Federal Funds wire.

Can Direct Shareholders Submit Requests by Fax?  Direct shareholders may send requests for certain types of account transactions to the Transfer
      Agent by fax (telecopier).  Please call 1.800.525.9310 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

HOW DO I WRITE CHECKS AGAINST MY ACCOUNT?  Automatic Purchase and Redemption
Program participants may write checks against an account held under their
Program, but must arrange for checkwriting privileges through their broker-dealers.  Direct shareholders may write checks against their account by requesting that privilege on the account application or by contacting the
Transfer Agent for signature cards.  They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If checkwriting is established after November 1, 2000, only one signature is required for shareholders with joint accounts, unless you elect otherwise.

   o  Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Trust's custodian bank.
   o  Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
   o  Checks must be written for at least $250.
   o  Checks cannot be paid if they are written for more than your account value.
   o  You may not write a check that would require the redemption of shares that were purchased by check or Automatic Investment Plan payments within the prior 10 days.
   o  Don't use your checks if you changed your account number, until you receive new checks.

WILL I PAY A SALES CHARGE WHEN I SELL MY SHARES?  The Trust does not charge a fee to redeem shares of a Trust that were bought directly or by reinvesting distributions from that Trust or another Centennial Trust or eligible fund.
Generally, there is no fee to redeem shares of a Trust bought by exchange of shares of another Centennial Trust or eligible fund.  However,

o     if you acquired shares of  a Trust by exchanging Class A shares of another eligible fund that you bought subject to the Class A contingent deferred sales charge, and
o     those shares are still subject to the Class A contingent deferred sales charge when you exchange them into the Trust, then
o     you will pay the contingent deferred sales charge if you redeem those shares from the Trust within 18 months of the purchase date of the shares of the fund you exchanged.

How to Exchange Shares

Shares of a Trust can be exchanged for shares of certain other Centennial
Trusts or other eligible funds, depending on whether you own your shares through your broker-dealer's Automatic Purchase and Redemption Program or as a direct shareholder.

HOW CAN PROGRAM PARTICIPANTS EXCHANGE SHARES?  If you participate in an
Automatic Purchase and Redemption Program sponsored by your broker-dealer, you may exchange shares held in your Program Account for shares of Centennial
Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust,
Centennial California Tax Exempt Trust and Centennial New York Tax Exempt
Trust (referred to in this Prospectus as the "Centennial Trusts"), if available for sale in your state of residence, by contacting your broker or dealer and obtaining a Prospectus of the selected Centennial Trust.

HOW CAN DIRECT SHAREHOLDERS EXCHANGE SHARES?  Direct shareholders can exchange shares of a Trust for Class A shares of certain eligible funds listed in the Statement of Additional Information.  To exchange shares, you must meet several conditions:

   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectuses of the Trust and the fund whose shares you want to buy must offer the exchange privilege.
   o  You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of an eligible fund may be exchanged only for shares of the same class in other eligible funds.  For example, you can exchange shares of a Trust only for Class A shares of another fund, and you can exchange only Class A shares of another eligible fund for shares of a
Trust.

      You may pay a sales charge when you exchange shares of a Trust.
Because shares of the Trusts are sold without sales charge, in some cases you may pay a sales charge when you exchange shares of a Trust for shares of other eligible funds that are sold subject to a sales charge. You will not pay a sales charge when you exchange shares of a Trust purchased by reinvesting distributions from that Trust or other eligible funds (except
Oppenheimer Cash Reserves), or when you exchange shares of a Trust purchased by exchange of shares of an eligible fund on which you paid a sales charge.

      For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss.  Since shares of a Trust normally maintain a $1.00 net asset value, in most cases you should not realize a capital gain or loss when you sell or exchange your shares.

      Direct shareholders can find a list of eligible funds currently available for exchanges in the Statement of Additional Information or you can
obtain one by calling a service representative at 1.800.525.9310.  The list of eligible funds can change from time to time.

How Do Direct Shareholders Submit Exchange Requests?  Direct shareholders may request exchanges in writing or by telephone:

   o  Written Exchange Requests.  Complete an Exchange Authorization Form,
      signed by all owners of the account.  Send it to the Transfer Agent at the address on the back cover.

   o  Telephone Exchange Requests.  Telephone exchange requests may be made by calling a service representative at 1.800.525.9310.  Telephone exchanges may be made only between accounts that are registered with the same name(s) and address.  Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES?  There are certain exchange policies you should be aware of:

   o  Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above.  Requests for exchanges to any of the
      Centennial Trusts must be received by the Transfer Agent by 4:00 P.M.
      on a regular business day to be effected that day.  The Transfer Agent must receive requests to exchange shares of a Trust to funds other than the Centennial Trusts on a regular business day by the close of The New
      York Stock Exchange that day.  The close is normally 4:00 P.M. but may be earlier on some days.

   o  The interests of the Trusts' long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing."  When large dollar amounts are involved, the Trusts may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Trusts to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Trusts'
      performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Trusts' ability to manage its investments, the Manager and the Trusts may reject purchase orders and exchanges into the Trusts by any person, group or account that the
      Manager believes to be a market timer.

   o  Either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange.  For example, the receipt of the multiple exchange requests from a "market timer" might require a fund to sell securities at a disadvantageous time and/or price.

   o  Because excessive trading can hurt fund performance and harm shareholders, the Trusts reserve the right to refuse any exchange request that may, in the opinion of the Trusts, be disadvantageous, or to refuse multiple exchange requests submitted by a shareholder or dealer.

   o  The Trusts may amend, suspend or terminate the exchange privilege at any time. The Trusts will provide you notice whenever they are required to do so by applicable law, but they may impose these changes at any time for emergency purposes.

   o  If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Trusts' policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional
Information.

The offering of shares of a Trust may be suspended during any period in which the Trust's determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time it believes it is in a Trust's best interest to do so.

Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by a Trust at any time.  If an account has more than one owner, a Trust and the Transfer Agent may rely on the instructions of any one owner.  Telephone privileges apply to each owner of the account and the broker-dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions.  It has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data and by confirming such transactions in writing.  The Transfer Agent and the Trusts will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.  From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Payment for redeemed shares ordinarily is made in cash.  It is forwarded by check or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form.  However, under unusual circumstances determined by the
      Securities and Exchange Commission, payment may be delayed or suspended.  For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or making a payment via
      Federal Funds wire for the redemption of recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased.  That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Trusts if the account value has fallen below $250 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor or Sub-Distributor for losses from the cancellation of share purchase orders.

"Backup Withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges)
      if you fail to furnish the Trust your correct, certified Social
      Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue
      Service.

To avoid sending duplicate copies of materials to households,  the Trusts will mail only one copy of each  prospectus,  annual and semi-annual  reports and annual notice of the Trusts' privacy policy to  shareholders  having
      the  same  last  name  and   address  on  the   Trusts'   records.   The
      consolidation  of these  mailings,  called  householding,  benefits  the
      Trusts  through  reduced  mailing  expense.   If  you  want  to  receive
      multiple copies of these  materials,  you may call the Transfer Agent at
      1.800.525.9310.  You may also  notify  the  Transfer  Agent in  writing.
      Individual  copies of prospectuses,  reports and privacy notices will be sent to you  commencing 30 days after the Transfer  Agent  receives your request to stop householding.

Dividends and Tax Information

DIVIDENDS.  Each Trust intends to declare dividends from net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees.  To maintain a net asset value of $1.00 per share, a Trust might withhold dividends or make distributions from capital or capital gains.  Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to a Trust from the purchase payment for such shares.

CAPITAL GAINS.  Each Trust normally holds its securities to maturity and therefore will not usually pay capital gains. Although the Trusts do not seek capital gains, a Trust could realize capital gains on the sale of its portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year.  A Trust may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

What Choices Do I Have for Receiving Distributions?  For Automatic Purchase
      and Redemption Programs, dividends and distributions are automatically reinvested in additional shares of the selected Trust.  For direct shareholders, when you open your account, you should specify on your application how you want to receive your dividends and distributions.
      You have four options:

o     Reinvest All Distributions in the Trust.  You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the selected Trust.
o     Reinvest Capital Gains Only.  You can elect to reinvest some capital gains distributions (short-term capital gains or long-term capital gains distributions) in the selected Trust while receiving dividends by check or having them sent to your bank account.
o     Receive All Distributions in Cash.  You can elect to receive a check for all distributions  or have them sent to your bank.
o     Reinvest Your Distributions in Another Account.  You can reinvest all distributions (dividends, short-term capital gains or long-term capital gains distributions) in the same class of shares of another eligible fund account you have established.

Under the terms of Automatic Purchase and Redemption Programs, your broker-dealer can redeem shares to satisfy debit balances arising in your
Program Account. If that occurs, you will be entitled to dividends on those shares as described in your Program Agreements.

TAXES.

Centennial Money Market Trust and Centennial Government Trust.  If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in Centennial
      Money Market Trust and Centennial Government Trust. Dividends paid from net investment income and short-term capital gains are taxable as ordinary income.  Long-term capital gains are taxable as long-term capital gains when distributed to shareholders.  It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Trust will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.  Any long-term capital gains distributions will be separately identified in the tax information the Trust sends you after the end of the calendar year.

Centennial Tax Exempt Trust.  Exempt interest dividends paid from net investment income earned by the Trust on municipal securities will be excludable from gross income for federal income tax purposes.  A portion of a dividend that is derived from interest paid on certain
      "private activity bonds" may be an item of tax preference if you are subject to the alternative minimum tax. If the Trust earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.

      Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders.  It does not matter how long you have held your shares.  Dividends paid from short-term capital gains and non-tax exempt net investment income are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.  Every year the Trust will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

Remember, There May be Taxes on Transactions.  Because each Trust seeks to maintain a stable $1.00 per share net asset value, it is unlikely that you will have a capital gain or loss when you sell or exchange your shares.  A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur.  In certain cases, distributions made by a
      Trust may be considered a non-taxable return of capital to shareholders.  If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in a Trust on your particular tax situation.

Financial Highlights

The Financial Highlights Tables are presented to help you understand each
Trust's financial performance for the past five fiscal years.  Certain information reflects financial results for a single Trust share.  The total returns in the tables represent the rate that an investor would have earned
(or lost) on an investment in the Trusts (assuming reinvestment of all dividends and distributions).  This information for the past five fiscal years ended June 30, 2001, has been audited by Deloitte & Touche LLP, the
Trusts' independent auditors, whose report, along with the Trusts' financial statements, are included in the Statements of Additional Information, which are available on request.
FINANCIAL HIGHLIGHTS Centennial Tax Exempt Trust

                                                                                   YEAR ENDED JUNE 30,
                                                                --------------------------------------------------------
                                                                   2001       2000       1999       1998        1997
                                                                ---------- ---------- ---------- -----------  ----------

             PER SHARE OPERATING DATA
             Net asset value, beginning of period               $   1.00   $   1.00    $  1.00    $  1.00      $  1.00
             Income from investment operations-- net
               investment income and net realized gain               .03        .03        .03        .03          .03
             Dividends and/or distributions to shareholders         (.03)      (.03)      (.03)      (.03)        (.03)
                                                                --------   --------    -------    -------      -------
             Net asset value, end of period                     $   1.00   $   1.00    $  1.00    $  1.00      $  1.00
                                                                ========   ========    =======    =======      =======
             TOTAL RETURN(1)                                        3.26%      3.01%      2.61%      3.12%        3.01%
             RATIOS/SUPPLEMENTAL DATA
             Net assets, end of period (in millions)            $  1,822   $  1,692    $ 1,749    $ 1,829      $ 1,649
             Average net assets (in millions)                   $  1,779   $  1,737    $ 1,896    $ 1,832      $ 1,591
             Ratios to average net assets:(2)
             Net investment income                                  3.21%      2.94%      2.58%      3.07%        2.95%
             Expenses                                               0.70%      0.72%      0.69%      0.69%(3)     0.72%(3)
             Expenses, net of reduction to custodian expenses       0.69%       N/A        N/A        N/A          N/A
(1) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year. (2) Annualized for periods of less than one full year. (3) Expense ratio reflects the reduction to custodian expenses.
45

INFORMATION AND SERVICES

For More Information on Centennial Tax Exempt Trust:

The following additional information about the Trust is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION  This document includes additional information about the Trust's investment policies, risks, and operations.  It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS  Additional information about the Trust's investments and performance is available in the Trust's Annual and
Semi-Annual Reports to shareholders.  The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

How to Get More Information:

You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Trust's privacy policy and other information about the Trusts or your account:

---------------------------------------------------------------------------------
By Telephone:                            Call Shareholder Services, Inc.
                                         toll-free:
                                         1.800.525.9310
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---------------------------------------------------------------------------------
By Mail:                                 Write to:
                                         Shareholder Services, Inc.
                                         P.O. Box 5143
                                         Denver, Colorado 80217
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Information about the Trust including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Trust are available on the EDGAR database on the SEC's Internet website at http://www.sec.gov. Copies may be obtained after payment of a
           ------------------
duplicating fee by electronic request at the SEC's e-mail address:
publicinfo@sec.gov or by writing to the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Trust or to make any representations about the Trust other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Trust, nor a solicitation of an offer to buy shares of the Trust, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                             The Trust's shares are
distributed by:
The Fund's SEC File No. 811-03104            Centennial Asset Management
Corporation
PR0160.001.1101
Printed on recycled paper

APPENDIX TO THE PROSPECTUS OF
CENTENNIAL TAX EXEMPT TRUST

      Graphic material included in Prospectus of Centennial Tax Exempt Trust
(the "Trust") under the heading:  "Annual Total Returns (as of 12/31 each year)."

      Bar chart will be included in the Prospectus of the Trust depicting the annual total returns of a hypothetical investment in shares of the Trust for the full calendar year since the Trust's inception as a money market fund.
Set forth below are the relevant data points that will appear on the bar chart.

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Calendar Year Ended:             Annual Total Returns
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12/31/91                         4.32%
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12/31/92                         2.64%
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12/31/93                         1.91%
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12/31/94                         2.30%
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12/31/95                         3.47%
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12/31/96                         3.00%
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12/31/97                         3.11%
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12/31/98                         2.91%
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12/31/99                         2.60%
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12/31/00                         3.42%

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Centennial Tax Exempt Trust ------------------------------------------------------------------------------ 6803 South Tucson Way, Englewood, Colorado 80112 1.800.525.9310 Statement of Additional Information dated November 1, 2001 This Statement of Additional Information is not a prospectus. This document contains additional information about the Trust and supplements information in the Prospectus dated November 1, 2001. It should be read together with the Prospectus, which may be obtained by writing to the Trust's Transfer Agent, Shareholder Services, Inc., at P.O. Box 5143, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above. Contents Page About the Trust Additional Information about the Trust's Investment Policies and Risks........ The Trust's Investment Policies.......................................... Other Investment Strategies.............................................. Investment Restrictions.................................................. How the Trust is Managed...................................................... Organization and History................................................. Trustees and Officers of the Trust....................................... The Manager.............................................................. Service Plan.................................................................. Performance of the Trust...................................................... About Your Account How To Buy Shares............................................................. How To Sell Shares............................................................ How To Exchange Shares........................................................ Dividends and Taxes........................................................... Additional Information About the Trust........................................ Financial Information About the Trust Independent Auditors' Report.................................................. Financial Statements.......................................................... Appendix A: Description of Securities Ratings..............................A-1 Appendix B: Municipal Bond Industry Classifications........................B-1 A B O U T T H E T R U S T Additional Information About the Trust's Investment Policies and Risks The investment objective and the principal investment policies of the Trust are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Trust's investment manager, Centennial Asset Management Corporation, (referred to as, the "Manager") will select for the Trust. Additional explanations are also provided about the strategies the Trust may use to try to achieve its objective. The Trust's Investment Policies. The composition of the Trust's portfolio and the techniques and strategies that the Trust's Manager uses in selecting portfolio securities will vary over time. The Trust is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all. The Trust does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Trust may be affected by changes in general interest rates and other factors, prior to their maturity. Because the current values of debt securities vary inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust unless the Trust sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Trust does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Trust could realize a capital gain or loss on the sale. There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below. Municipal Securities. The types of municipal securities in which the Trust may invest are described in the Prospectus under "About the Trust's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below. |X| Municipal Bonds. We have classified municipal securities having a maturity (when the security is issued) of more than one year as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "industrial development") bonds. They may have fixed, variable or floating rates of interest, as described below. Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Trust might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. |_| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations. |_| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. |_| Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments. |_| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds. Normally, the Trust will not invest more than 20% of its total assets in private activity municipal securities or other taxable investments. In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Trust's portfolio could be affected if there is a reduction in the availability of such bonds. Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Trust may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Trust) will be subject to the federal alternative minimum tax on individuals and corporations. The federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Trust makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Trust should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders. Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Trust may invest in industrial development bonds and other private activity bonds. Therefore, the Trust may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Trust. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of one year or less are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Trust can invest in are described below. |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes. |_| Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs. |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes. |_| Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration. |X| Tax Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs. |X| Municipal Lease Obligations. The Trust's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Trust would be limited as described below in "Illiquid Securities." From time to time the Trust may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate: |_| the frequency of trades and price quotations for such securities; |_| the number of dealers or other potential buyers willing to purchase or sell such securities; |_| the availability of market-makers; and |_| the nature of the trades for such securities. Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions. In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Trust. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Trust. While the Trust holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality. Floating Rate/Variable Rate Obligations. The Trust may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard. The rate on the investment is adjusted automatically each time the market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval. Some variable rate or floating rate obligations in which the Trust may invest have a demand feature entitling the holder to demand payment of an amount approximately equal to the amortized cost of the instrument or the principal amount of the instrument plus accrued interest at any time, or at specified intervals not exceeding the maximum time permitted under Rule 2a-7 (which is currently 397 days). These notes may or may not be backed by bank letters of credit. Variable rate demand notes may include master demand notes, which are obligations that permit the Trust to invest fluctuating amounts in a note. The amount may change daily without penalty, pursuant to direct arrangements between the Trust, as the note purchaser, and the issuer of the note. The interest rates on these notes fluctuate from time to time. The issuer of this type of obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the obligation plus accrued interest. The issuer must give a specified number of days' notice to the holders of those obligations. Generally, the changes in the interest rate on those securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations having the same maturity. Because these types of obligations are direct lending arrangements between the note purchaser and issuer of the note, these instruments generally will not be traded. Generally, there is no established secondary market for these types of obligations, although they are redeemable from the issuer at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Trust's right to redeem them is dependent on the ability of the note issuer to pay principal and interest on demand. These types of obligations usually are not rated by credit rating agencies. The Trust may invest in obligations that are not rated only if the Manager determines at the time of investment that they are Eligible Securities. The Manager, on behalf of the Trust, will monitor the creditworthiness of the issuers of the floating and variable rate obligations in the Trust's portfolio on an ongoing basis. There is no limit on the amount of the Trust's assets that may be invested in floating rate and variable rate obligations that meet the requirements of Rule 2a-7. When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Trust may invest in municipal securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities shall not exceed 120 days from the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between the time of commitment and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from this investment. However, the Trust intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Trust makes the commitment to purchase a municipal security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate cash or other liquid high quality Securities equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Trust intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired. Ratings of Securities - Portfolio Quality, Maturity and Diversification. Under Rule 2a-7 of the Investment Company Act, the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 imposes requirements for the maturity, quality and diversification of the securities which the Trust buys. The Trust may purchase only those securities that the Manager, under procedures approved by the Board of Trustees, has determined have minimal credit risk and, as such, are "eligible securities". |_| Quality. Eligible securities are securities that have received a rating in one of the two highest short-term rating categories by a rating organization. Rating organizations are designated by the SEC. Eligible securities may be "first tier" or "second tier" securities. First tier securities are those that have received a rating in the highest category for short term debt obligations by at least two rating organizations. If only one rating organization has rated the security, it must be rated in the highest category for that rating organization. U.S. government securities and securities issued by a registered money market mutual fund are also first tier securities. The Trust may also buy second tier "conduit securities". These eligible securities are securities rated by rating organizations but are not first tier securities. Conduit securities are municipal securities such as industrial development or revenue bonds issued to finance non-government projects. The payment of the principal and interest on a conduit security is not the obligation of the municipal issuer, but is the obligation of another person who is ultimately responsible for the payment of principal and interest, such as the user of the facility. The Trust may not invest more than 5% of its total assets in second tier conduit securities. The Trust may also buy unrated securities that the Manager determines are comparable in quality to a first or second tier security by applying certain criteria established by the Board to determine its creditworthiness. These criteria require a high quality short term or long-term rating (depending on the security) from a rating organization. Unrated securities the Trust may buy include asset backed securities and securities subject to "demand features" or "guarantees". The Trust may purchase a security subject to a guarantee if the guarantee is an eligible security or a first tier security. The trust may also purchase a security subject to a "conditional" demand feature if the demand feature is an eligible security and the Manager has decided that the conditional demand feature meets the requirements imposed by Rule 2a-7. If a security's rating is downgraded, the Manager or the Board of Trustees may have to reassess the security's credit risk. If a security is downgraded, the Manager or the Board of Trustees will promptly reassess whether the security continues to present minimal credit risk, reassess the status of the security as an "eligible security," and take such actions as is appropriate. If the Trust disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board of Trustees with subsequent notice of such downgrade. If a security is in default, or ceases to be an eligible security, or is determined no longer to present minimal credit risks, the Board of Trustees must determine whether it would be in the best interests of the Trust to dispose of the security. |_| Diversification. With respect to 75% of its total assets, the Trust cannot invest more than 5% of its total assets in securities issued by one issuer. It cannot invest more than 5% of its total assets in securities of one issuer unless the security is a first tier security. The Trust also cannot invest more than 1% of its total assets or $1.0 million, whichever is greater, in second tier securities of one issuer. For diversification purposes, the Trust is considered to have purchased the security underlying a repurchase agreement if the repurchase agreement is fully collateralized. For a refunded security, the Trust is considered to have the U.S. government securities underlying the refunded security. For conduit securities, the Trust considers the issuer to be the person ultimately responsible for payment of the obligation. If the Trust buys an asset backed security, the issuer of the security is deemed to be the "special purpose" entity which issued the security. A special purpose entity is an entity which is organized solely for the purpose of issuing asset backed securities. If the asset backed securities issued by the special purpose entity include the obligations of another person or another special purpose entity and those obligations amount to 10% or more of the asset backed securities the Trust buys, that other person or entity is considered to be the issuer of a pro rata percentage of the asset backed security. The Trust may buy a security subject to a demand feature or guarantee. In this case, with respect to 75% of its total assets, the Trust may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees issued by the same issuer. If the demand feature or guarantee is a second tier security, the Trust may not invest more than 5% of its total assets in securities subject to demand features or guarantees from the same issuer. And, the Trust may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same issuer. However, if the demand feature or guarantee is issued by a person who is a non-controlled person, the Trust does not have to limit its investments to no more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same issuer. |_| Maturity. The Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, and the maturity of any single security must not be in excess the maximum permitted maturity under Rule 2a-7 (or any other applicable rule) which is currently 397 days from the date of purchase. The Trust also may buy adjustable and floating rate securities, enter into repurchase agreements and lend portfolio securities. Rule 2a-7 defines how the maturities of these securities are determined. |_| Demand Features and Guarantees. Demand features and guarantees and some of their uses are described in the Prospectus. The Trust also uses demand features and guarantees to satisfy the maturity, quality and diversification requirements described above. The Trust considers the person which issues the demand feature as the person to whom the Trust will look for payment. An unconditional demand feature is considered a guarantee and the Trust looks to the person making the guarantee for payment of the obligation of the underlying security. When the Trust buys municipal securities, it may obtain a demand feature from the seller to repurchase the securities that entitles the Trust to achieve same day settlement from the repurchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Another type of demand feature purchased in conjunction with a Municipal Security enables the Trust to sell the underlying security within a specified period of time at a fixed exercise price. The Trust may pay for demand features either separately in cash or by paying a higher price for the securities acquired subject to the demand features. The Trust will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. The Trust's purchases of demand features are subject to the provisions of Rule 2a-7 under the Investment Company Act because the Trust uses the amortized cost method to value its portfolio securities. The Trust's ability to exercise a demand feature or guarantee will depend on the ability of the bank or dealer to pay for the securities if the demand feature or guarantee is exercised. If the bank or dealer should default on its obligation, the Trust might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Demand features and guarantees are not transferable by the Trust, and therefore terminate if the Trust sells the underlying security to a third party. The Trust intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Trust to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the demand feature or guarantee is exercised. Any considerations paid by the Trust for the demand feature (which increases the cost of the security and reduces the yield otherwise available for the security) will be reflected on the Trust's books as unrealized depreciation while the demand feature or guarantee is held, and a realized gain or loss when demand feature is exercised or expires. Other Investment Strategies Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net capital of at least $50 million and which has been designated a primary dealer in government securities). The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "Investment Company Act") collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. Bank Loan Participation Agreements. The Fund may invest in bank loan participation agreements, subject to the investment limitation set forth in the Prospectus as to investments in illiquid securities. Participation agreements provide an undivided interest in a loan made by the bank issuing the participation interest in the proportion that the buyer's investment bears to the total principal amount of the loan. Under this type of arrangement, the issuing bank may have no obligation to the buyer other than to pay principal and interest on the loan if and when received by the bank. Thus, the Fund must look to the creditworthiness of the borrower, which is obligated to make payments of principal and interest on the loan. If the borrower fails to pay scheduled principal or interest payments, the Fund may experience a reduction in income. Diversification. For purposes of diversification under the Investment Company Act, and the Trust's investment restrictions, the identification of the issuer of a Municipal Bond or Note depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. Conduit securities are deemed to be issued by the person ultimately responsible for payments of interest and principal on the security. Investment Restrictions |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Trust has adopted to govern its investments that can be changed only by the vote of a "majority" of the Trust's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of: |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares. The Trust's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Trust's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Trust's most significant investment policies are described in the Prospectus. |X| Does the Trust Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Trust. |_| The Trust cannot make loans, except by purchasing debt obligations in accordance with its investment policies as approved by the Board, or by entering into repurchase agreements, or by lending portfolio securities in accordance with applicable regulations; |_| The Trust cannot borrow money except as a temporary measure for extraordinary or emergency purposes, and then only up to 10% of the value of its assets; no more than 10% of the Trust's net assets may be pledged, mortgaged or assigned to secure a debt; no investments may be made while outstanding borrowings, other than by means of reverse repurchase agreements (which are not considered borrowings under this restriction), exceed 5% of its assets; |_| The Trust cannot invest more than 5% of the value of its total assets taken at market value in the securities of any one issuer (not including the U.S. government or its agencies or instrumentalities, whose securities may be purchased without limitation for defensive purposes); |_| The Trust cannot purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control; |_| The Trust cannot invest in commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or development programs; |_| The Trust cannot invest in real estate; however the Trust may purchase municipal bonds or notes secured by interests in real estate; |_| The Trust cannot make short sales of securities or purchase securities on margin, except for short-term credits necessary for the clearance of purchases and sales of portfolio securities; |_| The Trust cannot invest in or hold securities of any issuer if those officers and trustees or directors of the Trust or its advisor who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer; |_| The Trust cannot underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter for purposes of the Securities Act of 1933; |_| The Trust cannot invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation or acquisition of assets; or |_| The Trust cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Trust are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. |_| The Trust cannot invest 25% or more of its total assets in any one industry; however, for the purposes of this restriction, municipal securities and U.S. government obligations are not considered to be part of any single industry. Except for the fundamental investment restriction regarding the Trust's borrowing policy, unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Trust makes an investment. The Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust. For purposes of the Trust's policy not to concentrate its investments in securities of issuers, the Trust has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy. How the Trust is Managed Organization and History. The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust in 1979, with an unlimited number of authorized shares of beneficial interest. The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Trust's activities, review its performance, and review the actions of the Manager. Although the Trust will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters. Shareholders of the Trust may have the right to call a meeting to remove a Trustee or to take other action described in the Declaration of Trust. The Board of Trustees has an Audit Committee and a Review Committee. The members of the Audit Committee are Edward L. Cameron, C. Howard Kast and F. William Marshall, Jr. The Audit Committee held six meetings during the Trust's fiscal year ended June 30, 2001. The Audit Committee provides the Board with recommendations regarding the selection of the Trust's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Trust's independent audit concerning the Trust's internal accounting procedures and controls and selects and nominates for approval by the Board the independent Trustees, among other duties as set forth in the Committee's charter. The members of the Review Committee are Jon S. Fossel, Sam Freedman, William L. Armstrong, Robert G. Avis and George C. Bowen. The Review Committee held six meetings during the fiscal year ended June 30, 2001. The Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Trust's Transfer Agent and the services provided to the Trust by the Transfer Agent. The Review Committee also reviews policies and procedures adopted by the Trust to comply with the Investment Company Act of 1940 and other applicable law, among other duties as set forth in the Committee's charter. |X| Classes of Shares. The Trust has a single class of shares of stock. While that class has no designation, it is deemed to be the equivalent of Class A for purposes of the shareholder account policies that apply to Class A shares of the Oppenheimer funds. Shares of the Trust are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. There are no preemptive or conversion rights and shares participate equally in the assets of the Trust upon liquidation. |X| Meetings of Shareholders. As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of the outstanding shares of the Trust. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the shareholder lists of the Trust available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Trust valued at $25,000 or more or constituting at least 1% of the outstanding shares of the Trust, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act. |_| Shareholder and Trustee Liability. The Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Trust's obligations. It also provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Trust shall assume the defense of any claim made against a shareholder for any act or obligation of the Trust and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Trust shareholder will incur financial loss from being held liable as a "partner" of the Trust is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations. The Trust's contractual arrangements state that any person doing business with the Trust (and each shareholder of the Trust) agrees under the Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand that may arise out of any dealings with the Trust. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law. Trustees and Officers of the Trust. Trustees and Officers of the Trust. The Trust's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Trust under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1: Oppenheimer Cash Reserves Oppenheimer Select Managers Oppenheimer Champion Income Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Capital Income Fund Oppenheimer Strategic Income Fund Oppenheimer High Yield Fund Oppenheimer Total Return Fund, Inc. Oppenheimer International Bond Fund Oppenheimer Variable Account Funds Oppenheimer Integrity Funds Panorama Series Fund, Inc. Oppenheimer Limited-Term Government Fund Centennial America Fund, L. P. Oppenheimer Main Street Funds, Inc. Centennial California Tax Exempt Trust Oppenheimer Main Street Opportunity Fund Centennial Government Trust Oppenheimer Main Street Small Cap Fund Centennial Money Market Trust Oppenheimer Municipal Fund Centennial New York Tax Exempt Trust Oppenheimer Real Asset Fund Centennial Tax Exempt Trust Messrs. Swain, Murphy, Bishop, Wixted, Farrar and Zack, who are officers of the Trust, respectively hold the same offices with the other Denver-based Oppenheimer funds. As of October 9, 2001, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of OppenheimerFunds, Inc. other than shares beneficially owned under that plan by the officers of the Fund listed below. Mr. Murphy is the trustee of that plan. James C. Swain*, Chairman, Chief Executive Officer and Trustee, Age: 68 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman (since September 1988) of OppenheimerFunds, Inc.; of which the Manager is a wholly-owned subsidiary; formerly President and a director of the Manager and Chairman of the Board of Shareholder Services, Inc., a transfer agent subsidiary of OppenheimerFunds, Inc. John V. Murphy*, President, Age: 52 498 7th Avenue, New York, New York 10018 Chairman and Chief Executive Officer and director (since July 2001) and President (since August 2000) of the OppenheimerFunds, Inc. (an investment advisor); President and a trustee of other Oppenheimer funds; trustee MML Series Investment Fund, an open-end investment company; President and a director (since July 2001) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President, Chief Executive Officer and a director (since July 2001) of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager; President and a director (since July 2001) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of HarbourView Asset Management Corporation and of Oppenheimer Real Asset Management, Inc. (since July 2001), investment adviser subsidiaries of the Manager; President and a director (since July 2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; formerly Chief Operating Officer (August 2000 - July 2001) of the Manager; Executive Vice President of MassMutual Financial Group (from 1995 to 1997); Executive Vice President and Chief Operating Officer of David L. Babson & Company (from 1995 to 1997), an investment advisor; Chief Operating Officer of Concert Capital Management, Inc. (from 1993 to 1996), and investment advisor. William L. Armstrong, Trustee, Age: 64. 6803 South Tucson Way, Englewood, Colorado 80112 Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997); Chairman of the following private companies: Great Frontier Insurance (insurance agency) (since 1995) and Ambassador Media Corporation (since 1984); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991); formerly Director of International Family Entertainment (television channel) (1992 - 1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); formerly U.S. Senator (January 1979-January 1991). Robert G. Avis, Trustee, Age: 70. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly, (until February 2001) Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity funds), formerly, (until March 2000) Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc.; formerly, (until March 1999) Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary); (until March 1999) Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor); (until March 2000) a Director of A.G. Edwards & Sons and A.G. Edwards Trust Company. George C. Bowen, Trustee, Age: 65. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (from September 1987) and Treasurer (from March 1985) of OppenheimerFunds, Inc; Vice President (from June 1983) and Treasurer (since March 1985) of OppenheimerFunds, Distributor, Inc., a subsidiary of OppenheimerFunds, Inc. and the Trust's Sub-Distributor; Senior Vice President (since February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December 1991) of the Manager; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management Corporation; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997). Edward L. Cameron, Trustee, Age: 63 6803 South Tucson Way, Englewood, Colorado 80112 Formerly (from 1974-1999) a partner with PricewaterhouseCoopers LLC (an accounting firm) and Chairman, Price Waterhouse LLP Global Investment Management Industry Services Group (from 1994-1998). Jon S. Fossel, Trustee, Age: 59. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly (until October 1996) Chairman and a director of OppenheimerFunds, Inc.; President and a director of Oppenheimer Acquisition Corp., Shareholder Services, Inc. and Shareholder Financial Services, Inc. Sam Freedman, Trustee, Age: 61. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corp. and a director of OppenheimerFunds, Inc. Richard F. Grabish*, Trustee, Age: 53. 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President, Assistant Director of Sales and Marketing since March 1997, and Manager of Private Client Services since June 1985 for A.G. Edwards & Sons, Inc. (broker/dealer and investment firm). Chairman and Chief Executive Officer of A.G. Edwards Trust Company since March 2001). Director of A.G. Edwards & Sons, Inc. since March 1988); formerly (until March 1987) President and Vice Chairman of A.G. Edwards Trust Company. C. Howard Kast, Trustee, Age: 79. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm). Robert M. Kirchner, Trustee, Age: 80. 6803 South Tucson Way, Englewood, Colorado 80112 President of The Kirchner Company (management consultants). F. William Marshall, Jr., Trustee, Age: 59. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly (until 1999) Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank); President, Chief Executive Officer and Director of SIS Bankcorp., Inc. and SIS Bank (formerly Springfield Institution for Savings) (1993-1999); Executive Vice President (until 1999) of Peoples Heritage Financial Group, Inc.; Chairman and Chief Executive Office of Bank of Ireland First Holdings, Inc. and First New Hampshire Banks (1990-1993); Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end investment companies). Michael A. Carbuto, Vice President and Portfolio Manager, Age: 46. 6803 South Tucson Way, Englewood, Colorado 80112 Vice President (since May 1988) of OppenheimerFunds, Inc.; an officer and portfolio manager of other Oppenheimer funds; formerly Vice President of the Distributor (May 1988 - September 1999). Robert G. Zack, Vice President and Secretary, Age: 53. 498 7th Avenue, New York, New York 10018 Acting General Counsel (from November 1, 2001), Senior Vice President (since May 1985), Associate General Counsel (from May 1981 until November 1, 2001) of OppenheimerFunds, Inc.; Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds. Brian W. Wixted, Treasurer, Age: 42. 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President and Treasurer (since March 1999) of OppenheimerFunds, Inc.; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of the Manager; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995). Robert J. Bishop, Assistant Treasurer, Age: 42. 6803 South Tucson Way, Englewood, Colorado 80112 Vice President of OppenheimerFunds, Inc. (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President (April 1994 - May 1996) and a Fund Controller of OppenheimerFunds, Inc. Scott T. Farrar, Assistant Treasurer, Age: 36. 6803 South Tucson Way, Englewood, Colorado 80112 Vice President of OppenheimerFunds, Inc. (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President (April 1994 - May 1996) and a Fund Controller of OppenheimerFunds, Inc. o Remuneration of Trustees. The officers of the Trust and Mr. Swain are affiliated with the Manager and receive no salary or fee from the Trust. The remaining Trustees of the Trust received the compensation shown below. The compensation from the Trust was paid during its fiscal year ended June 30, 2001. The compensation from all of the Denver-based Oppenheimer funds includes the Trust and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 2000.
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                               Aggregate              Total Compensation
  ---------------------------- Compensation          from all Denver-Based
  Trustee's Name               from Trust 1           Oppenheimer Funds2
  and Other Positions                                     (41 Funds)

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  William L. Armstrong         $2,079            $49,270
  Review Committee Member

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  Robert G. Avis               $2,427            $72,000
  Review Committee Member

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  George C. Bowen              $2,098            $55,948
  Review Committee Member

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  Edward L. Cameron            $1,597            $26,709
  Audit Committee Chairman

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         Jon S. Fossel         $2,632            $77,880
  Review Committee Chairman

                               ------------------------------------------------
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          Sam Freedman         $2,753            $80,100
    Review Committee Member

                               ------------------------------------------------
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       Richard F. Grabish      $80               $0

                               ------------------------------------------------
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  C. Howard Kast               $2,919            $86,150
  Audit Committee Member

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                               ------------------------------------------------

  Robert M. Kirchner           $2,648            $76,950

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  F. William Marshall, Jr.     $1,077            $3,768
  Audit Committee Member

                               ------------------------------------------------

   *  Effective  July 1, 2000,  William A. Baker and Ned M. Steel  resigned as
   Trustees  of the Trust and  subsequently  became  Trustees  Emeritus of the
   Trust.  For the fiscal year ended June 30,  2001,  Messrs.  Baker and Steel each  received  $1,916  aggregate  compensation  from the Trust and for the calendar year ended  December 31, 2000,  they each  received  $63,999 total compensation from all Denver-based  Oppenheimer  funds.  Effective April 5,
   2001,  Raymond J.  Kalinowski  resigned  as  Trustee of the Trust.  For the fiscal year ended June 30, 2001, Mr.  Kalinowski  received $1,881 aggregate compensation  from the Trust and for the calendar  year ended  December 31,
   2000,  he  received  $73,500  total   compensation  from  all  Denver-based
   Oppenheimer funds.
1.    For the Trust's fiscal year end June 30, 2001.
2.    For the 2000 calendar year.

      o  Deferred  Compensation  Plan for Trustees.  The Trustees have adopted a Deferred  Compensation Plan for disinterested  Trustees that enables them to elect to  defer  receipt  of all or a  portion  of the  annual  fees  they are entitled  to  receive  from  the  Trust.  Under  the  plan,  the  compensation deferred by a Trustee is periodically  adjusted as though an equivalent amount had been invested in shares of one or more  Oppenheimer  funds selected by the
Trustee.  The amount  paid to the Trustee  under this plan will be  determined based upon the performance of the selected funds.

      Deferral  of fees of the  Trustees  under this plan will not  materially affect the  Trust's  assets,  liabilities  or net income per share.  This plan will not  obligate  the Trust to retain the  services of any Trustee or to pay any  particular  level of  compensation  to any Trustee.  Pursuant to an Order issued by the Securities and Exchange Commission,  the Trust may invest in the funds  selected by any Trustee  under this plan without  shareholder  approval for the limited  purpose of  determining  the value of the Trustees'  deferred fee accounts.

      |X|               Major  Shareholders.  As of  October  9, 2001 the only
person  who owned of record or was known by the Trust to own  beneficially  5%
or more of the  Trust's  outstanding  retail  shares was A.G.  Edwards & Sons,
Inc.,  1 North  Jefferson  Avenue,  St.  Louis,  Missouri  63103,  which owned
1,893,428,434.615  shares of the Trust  which  was  98.84% of the  outstanding shares of the Trust on that date,  for accounts of its customers  none of whom individually owned more than 5% of the outstanding shares.

The  Manager.  The  Manager,   Centennial  Asset  Management  Corporation,  is
wholly-owned by OppenheimerFunds,  Inc., which is a wholly-owned subsidiary of
Oppenheimer  Acquisition  Corp., a holding company controlled by Massachusetts
Mutual Life Insurance Company.

      The portfolio managers of the Trust are principally  responsible for the day-to-day  management of the Trust's investment  portfolio.  Other members of
the  Manager's  fixed-income   portfolio  department,   particularly  security
analysts,  traders and other portfolio  managers,  have broad  experience with fixed-income  securities.  They provide the Trust's  portfolio  managers  with research and support in managing the Trust's investments.

      |X|               The  Investment   Advisory   Agreement.   The  Manager
provides  investment  advisory and  management  services to the Trust under an investment  advisory  agreement between the Manager and the Trust. The Manager selects  securities  for the Trust's  portfolio  and  handles  its  day-to-day business.  The agreement requires the Manager,  at its expense, to provide the
Trust with adequate office space,  facilities and equipment.  It also requires the Manager to provide and supervise the activities of all  administrative and clerical  personnel  required  to  provide  effective  administration  for the
Trust.  Those  responsibilities  include the  compilation  and  maintenance of records  with  respect  to its  operations,  the  preparation  and  filing  of specified  reports,  and  composition  of  proxy  materials  and  registration statements for continuous public sale of shares of the Trust.

      Expenses  not  expressly  assumed by the  Manager  under the  investment advisory  agreement are paid by the Trust. The investment  advisory  agreement lists examples of expenses paid by the Trust. The major  categories  relate to interest,  taxes,  fees to  unaffiliated  Trustees,  legal and audit expenses, custodian and transfer agent expenses,  share issuance costs, certain printing and  registration  costs  and  non-recurring  expenses,  including  litigation costs.  The  management  fees paid by the Trust to the Manager are  calculated at the rates described in the Prospectus.

---------------------------------------------------------------------------------
  Fiscal Year    Management Fee Paid to Centennial Asset Management Corporation
  ending 6/30
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---------------------------------------------------------------------------------
      1999                                 $7,950,188
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      2000                                 $7,404,944
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      2001                                 $7,527,359

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      Under its  agreement  with the Trust,  when the value of the Trust's net assets is less than $1.5  billion,  the annual fee  payable to the  Manager is reduced by $100,000  based on the average net assets  computed  daily and paid monthly  at the  annual  rates,  but in no event  shall the annual fee be less than $0. This  contractual  provision did not result in a reduction of the fee which  would  otherwise  have been  payable to the  Manager  during the fiscal years ended June 30, 1999, June 30, 2000 and June 31, 2001.

      In addition,  under its agreement with the Trust, the Manager has agreed to assume that  Trust's  expenses to the extent  that the total  expenses  (as described above) of the Trust exceed the most stringent  limits  prescribed by any state in which the Trust's  shares are  offered  for sale.  The payment of the  management fee at the end of any month will be reduced so that at no time will there be any accrued but unpaid  liabilities  under any of these  expense assumptions.  As a result of  changes in  federal  securities  laws which have effectively  pre-empted state expense limitations,  the contractual commitment relating to such reimbursements is no longer relevant.

    The agreement  provides that the Manager assumes no  responsibility  under the  agreement  other  than that  which is  imposed  by law,  and shall not be responsible  for any action of the Board of Trustees of the Trust in following or  declining  to follow any advice or  recommendations  of the  Manager.  The agreement  provides  that the  Manager  shall not be  liable  for any error of judgment  or  mistake  of law,  or for  any  loss  suffered  by the  Trust  in connection  with  matters  to  which  the  agreement  relates,  except  a loss resulting by reason of the Manager's willful  misfeasance,  bad faith or gross negligence in the performance of its duties, or its reckless  disregard of its obligations and duties under the agreement.

      |X|               The  Distributor.   Under  its  General  Distributor's
Agreement with the Trust,  Centennial Asset Management Corporation acts as the
Trust's  principal  underwriter  and  Distributor  in  the  continuous  public offering of the Trust's  shares.  The  Distributor  is not obligated to sell a specific  number  of  shares.  The  Distributor  bears the  expenses  normally attributable  to sales,  including  advertising  and the cost of printing  and mailing  prospectuses,  other than those  furnished to existing  shareholders.
For other  distribution  expenses paid by the Trust,  see the section entitled
"Service  Plan"  below.  The  Trust's   Sub-Distributor  is   OppenheimerFunds
Distributor, Inc.

Portfolio  Transactions.  Portfolio  decisions are based upon  recommendations and judgment of the Manager  subject to the overall  authority of the Board of
Trustees.  Most purchases made by the Trust are principal  transactions at net prices,  so the Trust  incurs  little or no brokerage  costs.  The Trust deals directly  with the selling or  purchasing  principal or market  maker  without incurring  charges  for the  services  of a broker on its  behalf  unless  the
Manager  determines  that a better price or execution may be obtained by using
the   services  of  a  broker.   Purchases  of   portfolio   securities   from
underwriters  include a  commission  or  concession  paid by the issuer to the underwriter,  and purchases from dealers  include a spread between the bid and asked prices.

      The  Trust  seeks to  obtain  prompt  execution  of  orders  at the most favorable net price. If  broker/dealers  are used for portfolio  transactions, transactions  may be  directed  to  broker/dealers  for  their  execution  and research  services.  The research services provided by a particular broker may be useful only to one or more of the advisory  accounts of the Manager and its affiliates.  Investment  research  received for the commissions of those other accounts  may be  useful  both to the  Trust  and  one or  more of such  other accounts.  Investment  research  services  may be supplied to the Manager by a third party at the instance of a broker  through  which trades are placed.  It may include  information  and analyses on particular  companies and industries as well as market or  economic  trends  and  portfolio  strategy,  receipt  of market quotations for portfolio  evaluations,  information  systems,  computer hardware  and  similar  products  and  services.  If a research  service  also assists the Manager in a  non-research  capacity (such as bookkeeping or other
administrative  functions),   then  only  the  percentage  or  component  that
provides assistance to the Manager in the investment  decision-making  process may be paid in commission dollars.

      The  research  services  provided  by  brokers  broaden  the  scope  and supplement  the research  activities of the Manager.  That  research  provides additional  views and  comparisons  for  consideration,  and helps the Manager obtain market  information for the valuation of securities held in the Trust's portfolio or being considered for purchase.

      Subject to applicable  rules  covering the Manager's  activities in this area,  sales of shares  of the Trust  and/or  the other  investment  companies managed  by  the  Manager  or  distributed  by the  Distributor  may  also  be considered  as a factor in the  direction  of  transactions  to dealers.  That must be done in conformity with the price,  execution and other considerations and  practices  discussed  above.  Those other  investment  companies may also give  similar  consideration  relating to the sale of the Trust's  shares.  No portfolio  transactions  will be handled by any securities  dealer  affiliated with the Manager.

      The Trust may experience  high portfolio  turnover that may increase the
Trust's transaction costs. However, since brokerage  commissions,  if any, are small,  high turnover  does not have an  appreciable  adverse  effect upon the income of the Trust.

Service Plan

The  Trust  has  adopted  a  Service  Plan for the  shares.  The plan has been approved  by a vote of the Board of  Trustees,  including  a  majority  of the
Independent Trustees2, cast in person at a meeting  called for the  purpose of voting on that plan.

      Under the plan,  the Manager and the  Distributor  may make  payments to affiliates  and, in their sole  discretion,  from time to time,  may use their own  resources  (at no direct cost to the Trust) to make  payments to brokers, dealers or other financial  institutions for  distribution and  administrative services they  perform.  The Manager may use its profits from the advisory fee it receives from the Trust.  In their sole  discretion,  the  Distributor  and the Manager may  increase  or decrease  the amount of payments  they make from their own resources to plan recipients.

      Unless a plan is terminated as described  below,  the plan  continues in effect  from year to year but only if the Trust's  Board of  Trustees  and its
Independent  Trustees  specifically  vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting  called for the purpose of voting on  continuing  the plan.  A plan may be  terminated  at any time by the  vote of a  majority  of the  Independent  Trustees  or by the vote of the holders of a  "majority"  (as defined in the  Investment  Company  Act) of the outstanding shares of the Trust.

      The Board of Trustees  and the  Independent  Trustees  must  approve all material  amendments  to a plan.  An  amendment  to  increase  materially  the amount of payments  to be made under a plan must be  approved by  shareholders of the class affected by the  amendment.  The approval must be by a "majority"
(as defined in the Investment Company Act) of the shares.

      While the plan is in effect,  the  Treasurer of the Trust shall  provide separate  written  reports  on the  plan to the  Board  of  Trustees  at least quarterly  for  its  review.  The  Reports  shall  detail  the  amount  of all payments  made  under the plan and the  purpose  for which the  payments  were made.  Those reports are subject to the review and approval of the Independent
Trustees.

      The  plan  states  that  while  it  is  in  effect,  the  selection  and nomination of those Trustees of the Trust who are not "interested  persons" of the Trust is committed to the  discretion of the  Independent  Trustees.  This does not prevent the  involvement  of others in the selection  and  nomination process  as long as the  final  decision  as to  selection  or  nomination  is approved by a majority of the Independent Trustees.

      Under the plan,  no payment will be made to any recipient in any quarter in which  the  aggregate  net  asset  value of all  Trust  shares  held by the recipient for itself and its customers  does not exceed a minimum  amount,  if any,  that  may be set  from  time to time by a  majority  of the  Independent
Trustees.  The  Board of  Trustees  has set no  minimum  amount  of  assets to qualify for payments under the plan.

      |X|   Service  Plan  Fees.  Under  the  service  plan,  the  Distributor currently  uses the fees it receives  from the Trust to pay  brokers,  dealers and other financial  institutions  (they are referred to as "recipients")  for personal  services  and account  maintenance  services  they provide for their customers  who hold shares.  The services  include,  among  others,  answering customer inquiries about the Trust,  assisting in establishing and maintaining accounts  in the Trust,  making the Trust's  investment  plans  available  and providing other services at the request of the Trust or the  Distributor.  The service  plan permits  reimbursements  to the  Distributor  at a rate of up to
0.20% of average  annual  net  assets of the  shares.  The  Distributor  makes payments to plan  recipients  quarterly  at an annual rate not to exceed 0.20%
of the average annual net assets  consisting of shares held in the accounts of the recipients or their customers.

      For the fiscal year ended June 30, 2001 payments  under the plan totaled
$3,538,029,  all of which  was paid by the  Distributor  to  recipients.  That included  $10,068 paid to an affiliate of the  Distributor's  parent  company.
For the fiscal year ended June 30, 2001,  the Manager paid, in the  aggregate,
$5,254,626 in fees out of its own resources for distribution  assistance.  Any unreimbursed  expenses  the  Distributor  incurs with respect to the shares in
any  fiscal   quarter  cannot  be  recovered  in  subsequent   quarters.   The
Distributor  may not use  payments  received  under the plan to pay any of its interest expenses,  carrying charges,  or other financial costs, or allocation of overhead.

                           Performance of the Trust

Explanation of Performance  Terminology.  The Trust uses a variety of terms to
illustrate  its  performance.   These  terms  include   "yield,"   "compounded
effective  yield,"  "tax-equivalent  yield" and "average annual total return."
An  explanation  of how yields and total  returns are  calculated is set forth below.  The charts below show the Trust's  performance  as of the Trust's most recent  fiscal year end. You can obtain  current  performance  information  by calling the Trust's Transfer Agent at 1.800.525.9310.

      The Trust's  illustrations  of its  performance  data in  advertisements must  comply  with rules of the  Securities  and  Exchange  Commission.  Those rules  describe the types of  performance  data that may be used and how it is to be  calculated.  If the  Trust  shows  total  returns  in  addition  to its yields,  the returns must be for the 1-, 5- and 10-year  periods  ending as of
the  most  recent   calendar   quarter  prior  to  the   publication   of  the
advertisement (or its submission for publication).

      Use of  standardized  performance  calculations  enables an  investor to compare  the Trust's  performance  to the  performance  of other funds for the same periods.  However,  a number of factors should be considered before using the Trust's  performance  information  as a basis for  comparisons  with other investments:

      Yields and total  returns  measure  the  performance  of a  hypothetical account  in the  Trust  over  various  periods  and do not  show  the
         performance   of   each   shareholder's   account.   Your   account's
         performance  will  vary  from  the  model  performance  data  if your dividends  are received in cash, or you buy or sell shares during the period,  or you  bought  your  shares  at a  different  time than the shares used in the model.
      An  investment  in the  Trust is not  insured  by the FDIC or any  other government agency.
      The Trust's yield is not fixed or guaranteed and will fluctuate.
      Yields and total returns for any given past period represent  historical performance information and are not, and should not be considered,  a prediction of future yields or returns.

        |_|             Yields.  The Trust's  current yield is calculated  for
a  seven-day  period  of time as  follows.  First,  a base  period  return  is calculated  for the  seven-day  period by  determining  the net  change in the value  of  a  hypothetical  pre-existing  account  having  one  share  at  the beginning of the seven-day period.  The change includes  dividends declared on the  original  share and  dividends  declared  on any  shares  purchased  with dividends  on that  share,  but such  dividends  are  adjusted  to exclude any realized  or  unrealized  capital  gains or  losses  affecting  the  dividends declared.  Next,  the base period  return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent.

      The compounded effective yield for a seven-day period is calculated by
      (1) adding 1 to the base period return (obtained as described above),
      (2) raising the sum to a power equal to 365 divided by 7, and
      (3) subtracting 1 from the result.

      The  yield  as  calculated   above  may  vary  for  accounts  less  than
approximately  $100 in value due to the  effect  of  rounding  off each  daily dividend to the  nearest  full cent.  The  calculation  of yield under  either procedure  described  above does not take into  consideration  any realized or unrealized  gains or  losses on the  Trust's  portfolio  securities  which may affect  dividends.  Therefore,  the  return  on  dividends  declared  during a period  may not be the  same on an  annualized  basis  as the  yield  for that period.

      |_|   Tax-Equivalent   Yield.   The  Trust's  "tax   equivalent   yield"
adjusts the Trust's  current yield,  as calculated  above, by a stated federal tax rate.  The tax  equivalent  yield is computed by dividing  the  tax-exempt portion of the  Trust's  current  yield by one minus a stated  income tax rate and adding the result to the  portion (if any) of the  Trust's  current  yield that  is not  tax-exempt.  The  tax  equivalent  yield  may be  compounded  as described above to provide a compounded effective tax equivalent yield.

      The Trust's tax equivalent  yield may be used to compare the tax effects of income  derived from the Trust with income from taxable  investments at the tax rates  stated.  Your tax bracket is  determined  by your  federal  taxable income  (the net amount  subject to federal  income tax after  deductions  and exemptions).  The tax  equivalent  yield table  assumes  that the  investor is taxed at the highest  bracket,  regardless of whether a switch to  non-taxable investments  would  cause a lower  bracket to apply and that state  income tax payments are fully  deductible  for income tax purposes.  For  taxpayers  with income above certain  levels,  otherwise  allowable  itemized  deductions  are limited.
      o  Total  Return  Information.  There  are  different  types  of  "total returns"  to measure the Trust's  performance.  Total  return is the change in value of a hypothetical  investment in the Trust over a given period, assuming
that  all  dividends  and  capital  gains   distributions  are  reinvested  in
additional  shares  and  that the  investment  is  redeemed  at the end of the period.  The  cumulative  total  return  measures the change in value over the entire period (for example,  ten years).  An average annual total return shows the average  rate of return for each year in a period  that would  produce the cumulative  total  return  over the entire  period.  However,  average  annual total  returns do not show  actual  year-by-year  performance.  The Trust uses standardized  calculations  for its total  returns as  prescribed  by the SEC.
The methodology is discussed below.

        |_| Average  Annual Total  Return.  The "average  annual total return"
of each class is an average annual  compounded rate of return for each year in a specified  number of years.  It is the rate of return based on the change in value of a  hypothetical  initial  investment  of $1,000  ("P" in the  formula below) held for a number of years ("n") to achieve an Ending  Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )

        |_| Cumulative   Total   Return.   The   "cumulative   total   return"
calculation  measures  the  change in value of a  hypothetical  investment  of
$1,000 over an entire period of years.  Its calculation  uses some of the same factors as average  annual total  return,  but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

            ERV - P
            ------- = Total Return
               P

-------------------------------------------------------------------------------
                           Tax-Equivalent Yield
           Compounded   (39.6% Combined State and      Average Annual Total
  Yield     Effective     Federal Tax Brackets)              Returns
(7 days       Yield                                        (at 6/30/01)
ended        (7 days
 6/30/01)     ended
            6/30/01)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                            Yield       Compounded
                           (7 days      Effective
                            ended         Yield      1-Year  5 Years 10 Years
                          6/30/01)       (7 days
                                          ended
                                         6/30/01)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  2.32%       2.34%         3.84%         3.87%      3.26%    3.00%    2.89%

-------------------------------------------------------------------------------

      |X|               Other Performance  Comparisons.  Yield information may
be useful to  investors in reviewing  the Trust's  performance.  The Trust may make comparisons  between its yield and that of other  investments,  by citing various  indices such as The Bank Rate  Monitor  National  Index  (provided by
Bank Rate Monitor)  which  measures the average rate paid on bank money market accounts,  NOW accounts and  certificates of deposits by the 100 largest banks and thrifts in the top ten metro  areas.  When  comparing  the  Trust's  yield with that of other  investments,  investors  should  understand  that  certain
other  investment   alternatives   such  as  certificates  of  deposit,   U.S.
government  securities,  money market instruments or bank accounts may provide fixed yields and may be insured or guaranteed.

      From time to time,  the  Trust may  include  in its  advertisements  and sales  literature  performance  information  about  the  Trust  cited in other newspapers  and  periodicals,  such as The New York  Times,  which may include performance quotations from other sources.

           From time to time the Trust may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Trust and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Trust and the total return performance of other
Oppenheimer funds included in the account. Additionally, from time to time, the Trust's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information  about the performance of certain  securities or commodities markets or segments of those markets,
o     information  about  the  performance  of  the  economies  of  particular countries or regions,
o     the   earnings  of   companies   included  in  segments  of   particular
            industries,   sectors,   securities  markets,  countries  or
            regions,
o     the  availability  of  different  types of  securities  or  offerings of securities,
o     information  relating to the gross national or gross domestic product of the United States or other countries or regions,

o     comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk, or other characteristics of the Trust.

                       A B O U T Y O U R A C C O U N T

                              How to Buy Shares

Determination  of Net Asset Value Per Share.  The net asset value per share of the  Trust is  determined  twice  each day  that the New York  Stock  Exchange
("Exchange")  is open,  at 12:00 Noon and at 4:00  P.M.,  on each day that the
Exchange  is open,  by  dividing  the value of the  Trust's  net assets by the total number of shares  outstanding.  All references to time in this Statement of  Additional  Information  mean New York time.  The  Exchange's  most recent annual  announcement (which is subject to change) states that it will close on
New Year's  Day,  Martin  Luther  King Jr. Day,  Washington's  Birthday,  Good
Friday,  Memorial  Day,  Independence  Day,  Labor Day,  Thanksgiving  Day and
Christmas Day.  It may also close on other days.

      The Trust's Board of Trustees has adopted the  amortized  cost method to value the Trust's  portfolio  securities.  Under the amortized cost method,  a security is valued initially at its cost and its valuation  assumes a constant amortization  of any premium or accretion of any  discount,  regardless of the impact of  fluctuating  interest  rates on the market  value of the  security.
This method does not take into  consideration any unrealized  capital gains or losses  on  securities.  While  this  method  provides  certainty  in  valuing securities,  in  certain  periods  the  value  of  a  security  determined  by amortized  cost may be higher or lower than the price the Trust would  receive if it sold the security.

      The Trust's  Board of Trustees  has  established  procedures  reasonably designed to  stabilize  the Trust's net asset value at $1.00 per share.  Those procedures  include  a  review  of the  valuations  of the  Trust's  portfolio holdings by the Board of  Trustees,  at  intervals  it deems  appropriate,  to determine  whether the Trust's net asset value  calculated by using  available market quotations deviates from $1.00 per share based on amortized cost.

      The Board of Trustees will examine the extent of any  deviation  between the  Trust's  net asset  value  based upon  available  market  quotations  and amortized  cost.  If the Trust's net asset value were to deviate from $1.00 by more than 0.5%,  Rule 2a-7  requires  the Board of Trustees  to consider  what action,  if any,  should  be  taken.  If they  find  that  the  extent  of the
deviation  may  cause  a  material   dilution  or  other  unfair   effects  on
shareholders,  the Board of Trustees  will take  whatever  steps it  considers appropriate  to eliminate or reduce the  dilution,  including,  among  others, withholding or reducing  dividends,  paying  dividends from capital or capital gains,  selling  portfolio  instruments  prior to maturity to realize  capital gains or losses or to  shorten  the  average  maturity  of the  portfolio,  or calculating net asset value per share by using available market quotations.

      During periods of declining  interest  rates,  the daily yield on shares of the Trust may tend to be lower (and net  investment  income  and  dividends higher) than those of a fund holding the  identical  investments  as the Trust but  which  used a method of  portfolio  valuation  based on market  prices or estimates of market  prices.  During  periods of rising  interest  rates,  the daily  yield of the Trust  would  tend to be higher  and its  aggregate  value lower than that of an identical portfolio using market price valuation.

How to Sell Shares

The  information  below  supplements  the terms and  conditions  for redeeming shares set forth in the Prospectus.

Checkwriting.  When a check is presented to the Bank for  clearance,  the Bank will  ask the  Trust to  redeem a  sufficient  number  of full and  fractional shares in the  shareholder's  account to cover the  amount of the check.  This enables the shareholder to continue receiving  dividends on those shares until the check is presented to the Trust.  Checks may not be presented  for payment at the  offices of the Bank or the Trust's  Custodian.  This  limitation  does not  affect the use of checks  for the  payment of bills or to obtain  cash at other banks.  The Trust  reserves the right to amend,  suspend or  discontinue offering checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting  privilege, by signing the Account  Application or by completing a Checkwriting card, each individual who signs:
(1)   for  individual  accounts,  represents  that  they  are  the  registered owner(s) of the shares of the Trust in that account;
(2)   for accounts for corporations,  partnerships, trusts and other entities, represents  that they are an  officer,  general  partner,  trustee or other  fiduciary or agent,  as applicable,  duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Trust,  its Transfer Agent and any bank through which the
         Trust's  drafts  (checks)  are payable to pay all checks drawn on the
         Trust account of such person(s) and to redeem a sufficient  amount of shares from that account to cover payment of each check;
(4)   specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the
      Checkwriting card or the Application, as applicable;
(5)   understands  that  the  Checkwriting  privilege  may  be  terminated  or amended at any time by the Trust and/or the Trust's bank; and
(6)   acknowledges  and agrees that neither the Trust nor its bank shall incur any  liability  for that  amendment or  termination  of  checkwriting privileges or for redeeming shares to pay checks reasonably  believed by them to be genuine,  or for  returning  or not paying  checks that have not been accepted for any reason.

Sending  Redemption  Proceeds by Federal Funds Wire. The Federal Funds wire of redemptions  proceeds may be delayed if the Trust's custodian bank is not open for business on a day when the Trust would  normally  authorize the wire to be made,  which is usually the Trust's next regular  business day  following  the redemption.  In those  circumstances,  the wire will not be transmitted  until the next  bank  business  day on which  the  Trust  is open for  business.  No distributions  will  be paid  on the  proceeds  of  redeemed  shares  awaiting transfer by Federal Funds wire

Distributions   From  Retirement  Plans.   Requests  for  distributions   from
OppenheimerFunds-sponsored  IRAs,  403(b)(7)  custodial plans, 401(k) plans or
pension  or   profit-sharing   plans   should  be   addressed   to   "Trustee,
OppenheimerFunds  Retirement  Plans,"  c/o the  Transfer  Agent at its address listed in "How To Sell Shares" in the  Prospectus or on the back cover of this
Statement of Additional Information.  The request must
(1)   state the reason for the distribution;
(2)   state the owner's  awareness  of tax  penalties if the  distribution  is premature; and
(3)   conform  to  the   requirements  of  the  plan  and  the  Trust's  other
         redemption requirements.

      Participants      (other     than     self-employed      persons)     in
OppenheimerFunds-sponsored  pension or profit-sharing plans with shares of the
Trust held in the name of the plan or its fiduciary  may not directly  request redemption of their accounts.  The plan  administrator  or fiduciary must sign the request.

      Distributions  from  pension  and profit  sharing  plans are  subject to special  requirements  under the Internal  Revenue Code and certain  documents
(available  from the Transfer  Agent) must be completed  and  submitted to the
Transfer  Agent  before  the  distribution  may be  made.  Distributions  from retirement  plans are subject to withholding  requirements  under the Internal
Revenue Code, and IRS Form W-4P  (available  from the Transfer  Agent) must be submitted  to  the  Transfer  Agent  with  the  distribution  request,  or the
distribution  may  be  delayed.   Unless  the  shareholder  has  provided  the
Transfer  Agent with a  certified  tax  identification  number,  the  Internal
Revenue Code requires that tax be withheld from any  distribution  even if the shareholder  elects not to have tax  withheld.  The Trust,  the  Manager,  the
Distributor   the   Sub-Distributor,   and  the   Transfer   Agent  assume  no
responsibility  to determine  whether a distribution  satisfies the conditions of  applicable  tax laws and will  not be  responsible  for any tax  penalties assessed in connection with a distribution.

How to Exchange Shares

As stated in the Prospectus,  direct  shareholders  can exchange shares of the
Trust for Class A shares of any of the following eligible funds:

Oppenheimer Bond Fund                     Oppenheimer  Main Street Growth & Income
                                          Fund

Oppenheimer California Municipal Fund     Oppenheimer Main Street Opportunity Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Preservation Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Income Fund           Oppenheimer Special Value Fund
Oppenheimer Champion Income Fund          Oppenheimer Multiple Strategies Fund
Oppenheimer Concentrated Growth Fund      Oppenheimer Municipal Bond Fund
Oppenheimer Convertible Securities Fund   OSM1 - Mercury Advisors S&P 500 Index

                                          OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Developing Markets Fund       Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer New York Municipal Fund
Oppenheimer Value Fund                    Oppenheimer New Jersey Municipal Fund
Oppenheimer Discovery Fund                Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Emerging Growth Fund          OSM1 - QM Active Balanced Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Enterprise Fund               Inc.
                                          Oppenheimer  Quest  Global  Value  Fund,

Oppenheimer Europe Fund                   Inc.
Oppenheimer       Rochester      National
Municipals                                Oppenheimer Quest Opportunity Value Fund
OSM1- Gartmore Millennium Growth Fund II  Oppenheimer Quest Value Fund, Inc.
Oppenheimer Global Fund                   Oppenheimer Real Asset Fund
Oppenheimer Global Growth & Income Fund   OSM1 - Salomon Brothers Capital Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                   Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund               Oppenheimer Strategic Income Fund
Oppenheimer Intermediate Municipal Fund   Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund       Oppenheimer Trinity Core Fund
                                          Oppenheimer  Trinity  Large  Cap  Growth
Oppenheimer International Growth Fund     Fund
Oppenheimer  International  Small Company
Fund                                      Oppenheimer Trinity Value Fund
OSM1 -Jennison Growth Fund                Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund  Limited-Term New York Municipal Fund
                                          Rochester Fund Municipals

and the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.
1 - "OSM" is Oppenheimer Select Managers

      Shares of the Trust  purchased  without a sales  charge may be exchanged for shares of an eligible  fund  offered  with a sales  charge upon payment of the sales charge.  Shares of the Trust acquired by  reinvestment  of dividends or  distributions  from the Trust or any of the other  eligible  funds  (other than  Oppenheimer  Cash Reserves) or from any unit investment  trust for which
reinvestment   arrangements  have  been  made  with  the  Distributor  may  be exchanged at net asset value for shares of any of the eligible funds.

      |_|               Limits  on  Multiple   Exchange   Orders.   The  Trust
reserves the right to reject telephone or written exchange requests  submitted in bulk by anyone on behalf  of more than one  account.  The Trust may  accept requests for  exchanges of up to 50 accounts per day from  representatives  of authorized dealers that qualify for this privilege.

      |_|               Telephone  Exchange  Requests.  When exchanging shares
by telephone,  a direct  shareholder must have an existing account in the fund to which the exchange is to be made.  Otherwise,  the  investor  must obtain a prospectus of that fund before the exchange  request may be submitted.  If all telephone  lines are busy (which might occur,  for example,  during periods of substantial  market  fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |_|               Processing  Exchange Requests.  Shares to be exchanged
are  redeemed on the  regular  business  day the  Transfer  Agent  receives an exchange request in proper form (the "Redemption Date").  Normally,  shares of the  fund to be  acquired  are  purchased  on the  Redemption  Date,  but such purchases  may be  delayed  by  either  fund  up to five  business  days if it determines  that it would be  disadvantaged  by an  immediate  transfer of the redemption  proceeds.  The Trust  reserves the right,  in its  discretion,  to refuse any exchange  request that may  disadvantage  it (for  example,  if the receipt  of  multiple  exchange  requests  from a  dealer  might  require  the disposition  of  portfolio  securities  at a time or at a price  that might be disadvantageous to the Trust).

      In connection with any exchange request,  the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include shares subject to a restriction  cited in the Prospectus or this
Statement of  Additional  Information  or would  include  shares  covered by a share  certificate  that is not  tendered  with the  request.  In those cases,
only  the  shares   available  for  exchange   without   restriction  will  be
exchanged.

      The different  eligible  funds  available  for exchange  have  different investment  objectives,  policies and risks. A shareholder  should assure that the fund  selected  is  appropriate  for his or her  investment  and should be aware  of  the  tax  consequences  of an  exchange.  For  federal  income  tax purposes,  an exchange transaction is treated as a redemption of shares of one fund and a purchase  of shares of another.  The Trust,  the  Distributor,  the
Sub-Distributor,  and the Transfer Agent are unable to provide investment, tax or legal advice to a  shareholder  in connection  with an exchange  request or any other investment transaction.

      The Trust may amend,  suspend or terminate the exchange privilege at any time.  Although,  the Trust may  impose  these  changes  at any time,  it will provide you with notice of those  changes  whenever it is required to do so by applicable  law.  It may be  required  to  provide  60 days  notice  prior  to materially  amending  or  terminating  the  exchange  privilege.  That  60-day notice is not required in extraordinary circumstances.

                             Dividends and Taxes

Tax  Status of the  Trust's  Dividends  and  Distributions.  The  federal  tax treatment  of  the  Trust's  dividends  and  capital  gains  distributions  is explained  in the  Prospectus  under the  caption  "Distributions  and Taxes."
Under the  Internal  Revenue  Code,  by December 31 each year,  the Trust must distribute 98% of its taxable  investment income earned from January 1 through
December 31 of that year and 98% of its capital  gains  realized in the period from  November 1 of the prior year through  October 31 of the current year. It
if  does  not,   the  Trust  must  pay  an  excise  tax  on  the  amounts  not distributed.  It is  presently  anticipated  that the Trust  will  meet  those requirements.  However,  the Board of Trustees and the Manager might determine in a  particular  year that it would be in the best  interest of  shareholders for the Trust not to make  distributions at the required levels and to pay the excise  tax on the  undistributed  amounts.  That  would  reduce the amount of income or capital  gains  available  for  distribution  to  shareholders.  The
Trust's  dividends will not be eligible for the  dividends-received  deduction for corporations.

      If the Trust  qualifies as a "regulated  investment  company"  under the
Internal  Revenue  Code,  it will not be liable for  federal  income  taxes on amounts paid by it as distributions.  That qualification  enables the Trust to
"pass through" its income and realized  capital gains to shareholders  without having  to pay tax on them.  The Trust  qualified  as a  regulated  investment company in its last fiscal year and  intends to qualify in future  years,  but reserves  the right not to  qualify.  The  Internal  Revenue  Code  contains a number of complex tests to determine  whether the Trust  qualifies.  The Trust might not meet those tests in a particular  year. If it does not qualify,  the
Trust will be treated for tax  purposes as an  ordinary  corporation  and will receive no tax deduction for payments of distributions made to shareholders.

      Dividends,  distributions  and the proceeds of the  redemption  of Trust shares  represented  by checks  returned to the  Transfer  Agent by the Postal
Service as  undeliverable  will be invested in shares of the Trust as promptly as possible  after the return of such checks to the Transfer  Agent,  in order to enable the investor to earn a return on otherwise idle funds.

Dividend  Reinvestment in Another Trust.  Direct shareholders of the Trust may elect to reinvest all dividends and/or capital gains  distributions in Class A shares  of  any  eligible  fund  listed  above.  To  elect  this  option,  the shareholder  must  notify  the  Transfer  Agent in  writing  and must  have an existing  account  in the  fund  selected  for  reinvestment.  Otherwise,  the shareholder  first must obtain a prospectus  for that fund and an  application from the  Distributor to establish an account.  The investment will be made at the close of business on the payable date of the dividend or distribution.

                    Additional Information About the Trust

The  Distributor.  The Trust's  shares are sold through  dealers,  brokers and
other   financial   institutions   that  have  a  sales   agreement  with  the
Sub-Distributor.  The  Distributor  and the  Sub-Distributor  also  distribute shares of the other funds managed by the Manager or an affiliate.

The Transfer Agent.  Shareholder  Services,  Inc. the Trust's  Transfer Agent,
is  responsible  for  maintaining   the  Trust's   shareholder   registry  and
shareholder  accounting records, and for paying dividends and distributions to
shareholders  of  the  Trust.  It  also  handles  shareholder   servicing  and
administrative functions.

The  Custodian.  Citibank,  N.A. is the Custodian of the Trust's  assets.  The
Custodian's  responsibilities include safeguarding and controlling the Trust's portfolio  securities and handling the delivery of such securities to and from the Trust.  It will be the  practice  of the Trust to deal with the  Custodian in a manner  uninfluenced by any banking  relationship  the Custodian may have with the  Manager  and its  affiliates.  The Trust's  cash  balances  with the
Custodian  in  excess  of  $100,000  are  not  protected  by  federal  deposit insurance.  Those uninsured balances at times may be substantial.

Independent  Auditors.  Deloitte & Touche LLP are the independent  auditors of the Trust.  They audit the Trust's  financial  statements  and  perform  other related  audit  services.  They  also  act as  auditors  for the  Manager  and
OppenheimerFunds,  Inc. and for certain other funds advised by the Manager and its affiliates.
INDEPENDENT AUDITORS' REPORT Centennial Tax Exempt Trust To the Shareholders and Board of Trustees of Centennial Tax Exempt Trust: We have audited the accompanying statement of assets and liabilities of Centennial Tax Exempt Trust, including the statement of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Centennial Tax Exempt Trust as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. DELOITTE & TOUCHE LLP Denver, Colorado July 23, 2001 20 STATEMENT OF INVESTMENTS June 30, 2001 Centennial Tax Exempt Trust

                                                                                                      PRINCIPAL          VALUE
                                                                                                       AMOUNT          SEE NOTE 1
                                                                                                  -----------------   -------------

           SHORT-TERM TAX-EXEMPT OBLIGATIONS--99.4%
           ALABAMA--0.3%
           Hoover, AL BOE Capital Outlay TAN, MBIA Insured, 2.79%(1)                              $      4,950,000    $   4,950,000
                                                                                                                      -------------
           ALASKA--1.2%
           AK HCF RB, State Capital Project, Series B-1, 4.35%, 12/1/01                                  4,445,000        4,445,874
           AK IDV & Export Authority RRB, Safeway, Inc. Project, 2.80%, 12/1/01(2)                       3,210,000        3,210,000
           AK International Airports RB, AMBAC Insured, 4%, 10/1/01                                      1,000,000        1,001,592
           North Slope Borough, AK GOB, Series B, FSA Insured, 2.75%(1)                                 13,400,000       13,400,000
                                                                                                                      -------------
                                                                                                                         22,057,466
                                                                                                                      -------------
           ARIZONA--4.2%
           AZ Educational Loan Marketing Corp. RB, 2.80%(1)                                             10,000,000       10,000,000
           Phoenix, AZ Civic Improvement Corp. WS RB, Series B, 3.10%, 7/12/01                           9,700,000        9,700,000
           Phoenix, AZ Civic Improvement Corp. WS RB, Series B, 3.10%, 8/2/01                           25,000,000       25,000,000
           Phoenix, AZ IDAU MH RRB, Paradise Lakes Apts. Project, Series 1995, 2.90%(1)                 22,500,000       22,500,000
           Pima Cnty., AZ IDV RB, Tucson Electric Power Project, 2.625%(1)                              10,000,000       10,000,000
                                                                                                                      -------------
                                                                                                                         77,200,000
                                                                                                                      -------------
           CALIFORNIA--4.9%
           CA Dept. of Water Resource Revenue Trust Receipts, 3.10%(1)                                  32,500,000       32,500,000
           CA HFA RB, Series CMC2, AMBAC Insured, 2.85%(1)                                               4,395,000        4,395,000
           CA M-S-R PPA RRB, San Juan Project, Sub. Lien, Series E, MBIA Insured, 2.40%(1)               1,400,000        1,400,000
           CA PCFAU SWD RR RB, Shell Martinez Refining, Series A, 3%(1)                                  5,000,000        5,000,000
           Fremont, CA MH RB, Treetops Apts., Series A, 2.60%(1)                                         3,000,000        3,000,000
           Huntington Park, CA RA MH RB, Casa Rita Apts., Series A, 2.60%(1)                             1,100,000        1,100,000
           Irvine Ranch, CA Water District COP, CAP Improvement Project, 3.10%(1)                        2,000,000        2,000,000
           Los Angeles Cnty., CA MTAU Sales Tax RB, AMBAC Insured, Series SG54, 2.53%(1)                 1,000,000        1,000,000
           Los Angeles, CA Airport RB, Series SG61, 2.60%(1)                                             3,000,000        3,000,000
           Los Angeles, CA Power & Waterworks RRB, Subseries B-1, 2.55%(1)                               4,400,000        4,400,000
           Los Angeles, CA USD ABN AMRO Munitops Certificates, Trust 1999-7,
             MBIA Insured, 2.60%(1)(3)                                                                   2,000,000        2,000,000
           Oceanside, CA MH RRB, Lakeridge Apts. Project, 3%(1)                                         10,000,000       10,000,000
           Paramount City, CA HAU MH RRB, Century Place Apts. Project, Series A, 2.60%(1)                6,300,000        6,300,000
           Rancho Mirage, CA Joint Powers FA COP, Eisenhower Medical Center,
             Series B, MBIA Insured, 2.40%(1)                                                            3,500,000        3,500,000
3 STATEMENT OF INVESTMENTS June 30, 2001 (Continued) Centennial Tax Exempt Trust

                                                                                                 PRINCIPAL            VALUE
                                                                                                  AMOUNT            SEE NOTE 1
                                                                                             ----------------     --------------

              CALIFORNIA (CONTINUED)
              Sacramento, CA MH RB, Smoketree, Series A, 2.40%(1)                            $      5,145,000     $    5,145,000
              Southeast RR FA, CA Lease RRB, Series A, 2.60%(1)                                     4,000,000          4,000,000
              Southern CA Metropolitan Water District RB, Series B, 2.45%(1)                          500,000            500,000
                                                                                                                  --------------
                                                                                                                      89,240,000
                                                                                                                  --------------
              COLORADO--2.0%
              Denver City & Cnty., CO Housing RB, Kentucky Circle Village Project, 2.80%(1)         4,300,000          4,300,000
              E-470 Public Highway, CO RRB, Vehicle Registration Fee, 2.625%(1)                    24,300,000         24,300,000
              Englewood, CO IDV RRB, Safeway, Inc. Project, 2.80%, 12/1/01(2)                       1,050,000          1,050,000
              Fraser, CO IDV RRB, Safeway, Inc. Project, 2.80%, 12/1/01(2)                            760,000            760,000
              Holland Creek Metropolitan District, CO RB, 3.10%(1)                                  4,000,000          4,000,000
              Idaho Springs, CO IDV RRB, Safeway, Inc. Project, 2.80%, 12/1/01(2)                   1,480,000          1,480,000
                                                                                                                  --------------
                                                                                                                      35,890,000
                                                                                                                  --------------
              FLORIDA--6.3%
              Collier Cnty., FL IDAU Education Facilities RB, Community School
                of Naples Project, 2.70%(1)                                                         8,400,000          8,400,000
              Collier Cnty., FL IDAU RB, Gulf Coast American Blind, Series A, 2.92%(1)              3,000,000          3,000,000
              Dade Cnty., FL WSS RB, FGIC Insured, 2.78%(1)                                         9,900,000          9,900,000
              FL BOE Capital Outlay GOUN, Series 286, 2.76%(1)                                      2,600,000          2,600,000
              FL HFA MH RRB, Monterey Lake Project, 2.70%(1)                                       18,665,000         18,665,000
              FL MPA RB, 2.80%, 7/18/01                                                            17,727,000         17,727,000
              FL TUAU RB, Series A, FGIC Insured, 2.78%(1)                                         14,850,000         14,850,000
              Hillsborough Cnty., FL IDAU PC COP, Tampa Electric Co. Project,
              MBIA Insured, 2.78%(1)                                                               17,795,000         17,795,000
              Hillsborough Cnty., FL IDAU PC RB, Tampa Electric Co. Project, 2.78%(1)              17,795,000         17,795,000
              Lee Cnty., FL Airport & Marina ABN Amro Munitops Certificates,
                Trust 2000-3, FSA Insured, 2.82%(1)                                                 4,890,000          4,890,000
                                                                                                                  --------------
                                                                                                                     115,622,000
                                                                                                                  --------------
4 STATEMENT OF INVESTMENTS June 30, 2001 (Continued) Centennial Tax Exempt Trust

                                                                                                    PRINCIPAL            VALUE
                                                                                                     AMOUNT            SEE NOTE 1
                                                                                                ----------------     -------------

            GEORGIA--6.5%
            Burke Cnty., GA DAU PC RB, Oglethorpe Power Corp., AMBAC Insured, 2.65%, 7/23/01(2) $     15,000,000     $  15,000,000
            Burke Cnty., GA DAU PC RB, Oglethorpe Power Corp., AMBAC Insured, 2.75%, 7/17/01(2)        9,600,000         9,600,000
            Burke Cnty., GA DAU PC RB, Oglethorpe Power Corp., AMBAC Insured, 3.05%, 7/23/01(2)       18,000,000        18,000,000
            Burke Cnty., GA DAU PC RB, Oglethorpe Power Corp., AMBAC Insured, 3.10%, 7/17/01          20,000,000        20,000,000
            Cobb Cnty., GA HAU MH RRB, Terrell Mill Project, 2.90%(1)(3)                              11,200,000        11,200,000
            Fulton Cnty., GA DAU RB, Georgia Tech Athletic Assn., Inc., 2.70%(1)                       2,900,000         2,900,000
            Fulton Cnty., GA DAU RB, Lovett School Project, 2.70%(1)                                   3,000,000         3,000,000
            Fulton Cnty., GA Facilities Corp. COP, Public Purpose Project, 5%, 11/1/01                 4,060,000         4,085,624
            GA GOB, Series 1995B, 2.78%(1)                                                            11,880,000        11,880,000
            Roswell, GA HAU MH RRB, Oxford Project, 3.80%(1)                                          23,610,000        23,610,000
                                                                                                                     -------------
                                                                                                                       119,275,624
                                                                                                                     -------------
            IDAHO--0.7%
            Custer Cnty., ID PC RB, Amoco Standard Oil of Indiana, 3.10%, 10/1/01(2)                  12,500,000        12,500,000
                                                                                                                     -------------
            ILLINOIS--6.2%
            Chicago, IL ABN AMRO Munitops Certificates, Trust 1998-3, 2.79%(1)(3)                      8,735,000         8,735,000
            Chicago, IL Gas Supply RRB, Peoples Gas Light & Coke Co., Series C, 2.82%(1)               8,000,000         8,000,000
            Chicago, IL RB, Lakefront Millennium Parking Facility, 2.78%(1)                           22,495,000        22,495,000
            Elk Grove Village, IL IDV RB, La Quinta Motor Inns, Inc., 3.20%(1)                         1,000,000         1,000,000
            IL Development FAU RB, 2.85%(1)                                                            8,500,000         8,500,000
            IL Development FAU RB, Local Government Financing Program, Series
              A, AMBAC Insured, 2.85%, 7/23/01                                                         5,700,000         5,700,000
            IL EDFAU RB, Chicago YMCA, 3.30%(1)                                                       20,000,000        20,000,000
            IL Educational FA RB, 3.05%, 7/23/01                                                       8,385,000         8,385,000
            IL Educational FA RB, 3.10%, 8/1/01                                                       20,000,000        20,000,000
            Regional Transportation Authority, IL Municipal Trust Certificates
              ZTC-19, Cl. A, 2.78%(1)(3)                                                              10,725,000        10,725,000
                                                                                                                     -------------
                                                                                                                       113,540,000
                                                                                                                     -------------
5 STATEMENT OF INVESTMENTS June 30, 2001 (Continued) Centennial Tax Exempt Trust

                                                                                PRINCIPAL          VALUE
                                                                                 AMOUNT          SEE NOTE 1
                                                                            ----------------    -------------

     INDIANA--3.7%
     Dyer, IN HCF RRB, Regency Place, Series A-1, 2.91%(1)                  $      3,055,000    $   3,055,000
     Fort Wayne, IN HCF RRB, Health Quest, Series X-A, 2.91%(1)                    2,625,000        2,625,000
     IN Environmental Development FAU RRB, USX Corp. Project,
       2.60%, 8/9/01(2)                                                            7,000,000        7,000,000
     IN HFFAU RB, Capital Access Designated Pool, 2.90%(1)                        15,900,000       15,900,000
     IN MPA RB, PPS, MBIA Insured, 2.78%(1)                                       13,600,000       13,600,000
     Indianapolis, IN HCF RRB, Health Quest, Series A, 2.91%(1)                    3,615,000        3,615,000
     Indianapolis, IN Local Public Improvement Board Bank RRB,
       Series E, 4.75%, 7/9/01                                                     5,100,000        5,100,544
     Kokomo, IN ED RB, Village Community Partner IV, 2.83%(1)                      2,640,000        2,640,000
     Lawrence/Fort Harrison, IN Reuse Authority Tax Increment
       RB, Harrison Military Base, 2.82%(1)                                        3,115,000        3,115,000
     Marion Cnty., IN HA Hospital Facility RB, Indianapolis
       Osteopathic, 2.83%(1)                                                       1,320,000        1,320,000
     Merrillville, IN HCF RRB, Southlake, Series A-1, 2.91%(1)                     3,485,000        3,485,000
     Monroe Cnty., IN HA RRB, MBIA Insured, 2.65%(1)                               3,500,000        3,500,000
     South Bend, IN HCF RRB, Fountainview, Series A-1, 2.91%(1)                    2,905,000        2,905,000
                                                                                                 ------------
                                                                                                   67,860,544
                                                                                                 ------------
     IOWA--0.3%
     IA FAU Hospital Facilities RRB, Iowa Health Systems,
     Series B, AMBAC Insured, 2.70%(1)                                             4,605,000        4,605,000
                                                                                                 ------------
     KANSAS--0.3%
     Manhattan, KS Industrial RRB, Parker Hannifin, Inc. Project, 2.75%(1)         6,000,000        6,000,000
                                                                                                 ------------
     KENTUCKY--1.3%
     KY EDFAU RRB, Baptist Convalescent Center, 2.90%(1)                           4,870,000        4,870,000
     KY Rural Water Financial Corp. RB, Flexible Term Program, 3.07%(1)           18,580,000       18,580,000
                                                                                                 ------------
                                                                                                   23,450,000
                                                                                                 ------------
     LOUISIANA--2.8%
     LA GOUN, Series A, FGIC Insured, 5.50%, 11/15/01                             10,030,000       10,072,859
     LA PFFAU RB, Willis-Knighton Medical Center Project, 2.70%(1)                10,000,000       10,000,000
     New Orleans, LA IDV Board MH RB, Orleans LLC Project,
       Series 3700, 2.88%(1)                                                       9,000,000        9,000,000
     St. James Parish, LA PC RRB, Texaco Project, Series A,
       2.95%, 11/9/01(2)                                                          22,530,000       22,530,000
                                                                                                 ------------
                                                                                                   51,602,859
                                                                                                 ------------
6 STATEMENT OF INVESTMENTS June 30, 2001 (Continued) Centennial Tax Exempt Trust

                                                                                                    PRINCIPAL           VALUE
                                                                                                     AMOUNT           SEE NOTE 1
                                                                                                ----------------    -------------

             MARYLAND--1.4%
             Anne Arundel Cnty., MD ED RB, West Capital, Series A, 2.80%(1)                     $      6,000,000    $   6,000,000
             Hyattsville, MD IDV RRB, Safeway, Inc. Project, 2.80%, 12/1/01(2)                         1,580,000        1,580,000
             MD Health & HEFAU Pooled Loan Program RB, John Hopkins Hospital, 2.65%, 8/1/01           17,000,000       17,000,000
             MD Health & HEFAU RB, University of Maryland Pooled Loan Program,
               Series B, 3.60%(1)                                                                        810,000          810,000
                                                                                                                    -------------
                                                                                                                       25,390,000
                                                                                                                    -------------
             MASSACHUSETTS--3.2%
             MA REF GOUN, Series B, 2.45%(1)                                                          30,000,000       30,000,000
             MA REF GOB, Prerefunded, Series B, 6.50%, 8/1/01(2)                                       2,260,000        2,309,531
             MA Water Resources Authority RRB, Series B, 2.50%(1)                                     25,000,000       25,000,000
             Worcester, MA GOB, MBIA Insured, 5.25%, 8/1/01                                            1,250,000        1,251,028
                                                                                                                    -------------
                                                                                                                       58,560,559
                                                                                                                    -------------
             MICHIGAN--1.3%
             MI Job DAU RB, East Lansing Residence Associates Project, 3.20%(1)                        1,900,000        1,900,000
               MI School Loan GOB, 3.20%, 10/3/01                                                      4,000,000        4,000,000
             MI Strategic Fund Ltd. Obligation RB, Village at Brighton LLC Project, 2.70%(1)           5,570,000        5,570,000
             Rochester, MI Community SDI GOUN, Series 289, 2.76%(1)                                    3,745,000        3,745,000
             St. Clair Cnty., MI ED RRB, Series 282, AMBAC Insured, 2.78%(1)                           8,000,000        8,000,000
                                                                                                                    -------------
                                                                                                                       23,215,000
                                                                                                                    -------------
             MINNESOTA--1.8%
             Minneapolis, MN CD RRB, Minnehaha/Lake Partners Project, 2.80%(1)                         2,750,000        2,750,000
             MN GOB, 2.78%(1)                                                                         16,010,000       16,010,000
             MN GOUN, 5%, 8/1/01                                                                       1,000,000        1,000,720
             New Ulm, MN Hospital Facilities RB, Health Center Systems, 2.40%(1)                       2,200,000        2,200,000
             North Suburban Hospital District, MN RB, Anoka & Ramsey Cntys
               Hospital Health Center, 2.40%(1)                                                        3,200,000        3,200,000
             St. Paul, MN POAU Tax Increment RB, Westgate Office & Industrial
               Center Project, 2.80%(1)                                                                7,660,000        7,660,000
                                                                                                                    -------------
                                                                                                                       32,820,720
                                                                                                                    -------------
7 STATEMENT OF INVESTMENTS June 30, 2001 (Continued) Centennial Tax Exempt Trust

                                                                                                PRINCIPAL           VALUE
                                                                                                 AMOUNT           SEE NOTE 1
                                                                                            ----------------    --------------

                MISSOURI--0.7%
                MO HEAU Student Loan RB, Series A, 2.75%(1)                                 $     12,300,000    $   12,300,000
                                                                                                                --------------
                MONTANA--0.2%
                Great Falls, MT IDV RRB, Safeway, Inc. Project, 2.80%, 12/1/01(2)                  1,445,000         1,445,000
                Havre, MT IDV RRB, Safeway, Inc. Project, 2.80%, 12/1/01(2)                        1,345,000         1,345,000
                                                                                                                --------------
                                                                                                                     2,790,000
                                                                                                                --------------
                NEVADA--2.6%
                Clark Cnty., NV SDI GOLB, Series A, FSA Insured, 3.15%(1)                         10,000,000        10,000,000
                NV Municipal Securities Trust Receipts, Series SG 114, 2.76%(1)                   20,350,000        20,350,000
                Washoe Cnty., NV ABN AMRO Munitops Certificates, Single Asset
                  Trust Certificates, Trust 2001-24, FGIC Insured, 2.79%(1)                       16,090,000        16,090,000
                                                                                                                --------------
                                                                                                                    46,440,000
                                                                                                                --------------
                NEW YORK--5.9%
                Jay Street Development Corp. NYC Facilities Lease RB, Jay Street
                Project, Series A-3, 2.40%(1)                                                      1,500,000         1,500,000
                NYC HDC MH RB, Monterey Project, Series A, 2.45%(1)                                9,000,000         9,000,000
                NYC MWFAU WSS RB, Series C, FGIC Insured, 3.15%(1)                                 2,200,000         2,200,000
                NYC MWFAU WSS RRB, Series F-1, 3.15%(1)                                           13,400,000        13,400,000
                NYS DA RB, MBIA/IBC Insured, 2.53%(1)                                              2,600,000         2,600,000
                NYS ERDAUEF RB, Consolidated Edison, Subseries A3, 2.50%(1)                        3,000,000         3,000,000
                NYS HFA RB, East 39 Street Housing, Series A, 2.50%(1)                             3,500,000         3,500,000
                NYS HFA RB, Victory Housing, Series A, 2.55%(1)                                    1,500,000         1,500,000
                NYS LGAC RB, Series 1040, 2.51%(1)                                                 1,500,000         1,500,000
                NYS LGAC RB, Series SG100, MBIA Insured, 2.51%, 10/1/01(2)                        10,420,000        10,420,000
                NYS LGAC RB, Series SG99, MBIA Insured, 2.51%, 10/1/01(2)                         27,595,000        27,595,000
                NYS MAG RB, Series CMC1, 2.80%(1)                                                  4,045,000         4,045,000
                NYS TBTAU RB, Series SG-41, MBIA Insured, 2.51%(1)                                 1,730,000         1,730,000
                NYS TBTAU RB, Series T, 3.25%, 7/31/01(2)(3)                                      11,400,000        11,400,000
                NYS TBTAU SPO RRB, Series A, FSA Insured, 2.50%(1)                                10,630,000        10,630,000
                PAUNYNJ SPO RRB, Versatile Structure-4, 3.30%(1)                                   3,290,000         3,290,000
                                                                                                                --------------
                                                                                                                   107,310,000
                                                                                                                --------------
8 STATEMENT OF INVESTMENTS June 30, 2001 (Continued) Centennial Tax Exempt Trust

                                                                                                    PRINCIPAL           VALUE
                                                                                                     AMOUNT           SEE NOTE 1
                                                                                                ----------------    --------------

            NORTH CAROLINA--0.3%
            NC Capital Facilities FA Student RB, Housing Facilities NCA & T
            University Foundation, 2.70%(1)                                                     $      5,700,000    $    5,700,000
                                                                                                                    --------------
            OHIO--2.3%
            Clinton Cnty., OH Hospital RB, Ohio Hospital Capital, Inc., 2.85%(1)                      24,000,000        24,000,000
            Gallia Cnty., OH IDV Mtg. RRB, Jackson Pike Assn., 2.95%, 12/15/01(2)                      3,175,000         3,175,000
            Scioto Cnty., OH HCF RB, Hill View Retirement Center, 3.10%, 12/1/01(2)                    4,115,000         4,115,000
            University of Cincinnati, OH COP, Series 232, MBIA Insured, 2.76%(1)                      10,575,000        10,575,000
                                                                                                                    --------------
                                                                                                                        41,865,000
                                                                                                                    --------------
            PENNSYLVANIA--6.0%
            Cumberland Cnty., PA Municipal Authority College RRB, Dickinson
              College, Series B, AMBAC Insured, 5%, 11/1/01(2)                                         2,700,000         2,705,723
            Delaware Cnty., PA IDA PC RB, Philadelphia Electric, Series B, FGIC
              Insured, 2.45%, 7/23/01(2)                                                              16,000,000        16,000,000
            Delaware Cnty., PA IDAU PC RB, Philadelphia Electric, FGIC Insured,
              2.65%, 8/1/01(2)                                                                        11,200,000        11,200,000
            Delaware Cnty., PA PC RB, Philadelphia Electric, Series B, FGIC
            Insured, 3.05%, 7/23/01(2)                                                                12,600,000        12,600,000
            Monroe Cnty., PA HA RB, Pocono Medical Center, Series C, 2.80%(1)                          2,835,000         2,835,000
            PA GOUN, 2.78%(1)                                                                         17,800,000        17,800,000
            PA HEFAU RB, Assn. of Independent Colleges & Universities, Series
              G1, 5%, 11/1/01(2)                                                                       3,500,000         3,507,361
            PA HEFAU RB, Assn. of Independent Colleges & Universities, Series
              G3, 5%, 11/1/01(2)                                                                       1,300,000         1,302,628
            PA HEFAU RB, Assn. of Independent Colleges & Universities, Series
              G4, 5%, 11/1/01(2)                                                                       1,000,000         1,002,022
            PA HEFAU RB, CICU Financing Program, Series B6, 4.40%, 11/1/01(2)                          4,600,000         4,600,000
            PA MBIA Capital Corp. Grantor Lease Back RB, MBIA Insured, 2.88%(1)                       30,000,000        30,000,000
            Philadelphia, PA Municipal Authority RB, Justice Lease,
              Prerefunded, Series B, FGIC Insured, 7.125%, 11/15/01(2)                                 5,400,000         5,586,692
                                                                                                                    --------------
                                                                                                                       109,139,426
                                                                                                                    --------------
9 STATEMENT OF INVESTMENTS June 30, 2001 (Continued) Centennial Tax Exempt Trust

                                                                                                   PRINCIPAL          VALUE
                                                                                                    AMOUNT          SEE NOTE 1
                                                                                               ----------------    -------------

             SOUTH CAROLINA--1.8%
             SC Education FA for Private Nonprofit Institutions RB, Columbia
               College Project, 2.70%(1)                                                       $     10,000,000    $  10,000,000
             SC POAU ABN AMRO Munitops Certificates, Trust 1998-7, 2.82%(1)                           7,325,000        7,325,000
             SC Public Service Authority RB, Series 182, MBIA Insured, 2.78%(1)                      14,850,000       14,850,000
                                                                                                                   -------------
                                                                                                                      32,175,000
                                                                                                                   -------------
             TENNESSEE--3.0%
             Shelby Cnty., TN Educational, Housing & HF RB, Baptist Memorial
               Hospital, 2.65%, 8/16/01(2)                                                            5,700,000        5,700,000
             TN GOB, 2.80%, 7/18/01                                                                  25,000,000       25,000,000
             TN GOB, 3.15%, 7/13/01                                                                  24,600,000       24,600,000
                                                                                                                   -------------
                                                                                                                      55,300,000
                                                                                                                   -------------
             TEXAS--17.8%
             Austin, TX Travis & Williamson Cntys. Utility System RB, 2.60%, 8/1/01                  10,000,000       10,000,000
             Bexar Metropolitan Water District, TX RB, 3.10%, 7/25/01                                 9,000,000        9,000,000
             Brownsville, TX Utility System RB, MBIA Insured, 2.65%(1)                                6,000,000        6,000,000
             De Soto, TX IDAU RRB, National Service Industries, Inc. Project, 2.75%(1)                7,150,000        7,150,000
             Gulf Coast, TX IDAU Marine Terminal RB, Amoco Oil Project, 2.75%, 12/1/01(2)             4,000,000        4,000,000
             Harris Cnty., TX Criminal Justice Center RB, Series SG96, FGIC
               Insured, 2.76%(1)                                                                      7,475,000        7,475,000
             Harris Cnty., TX Toll Road COP, 2.78%(1)                                                 9,900,000        9,900,000
             Hockley Cnty., TX IDV Corp. PC RB, Amoco Project, 3.05%, 11/1/01(2)                      5,000,000        5,000,000
             Houston, TX GOB, Series A, 2.65%, 10/11/01                                               8,000,000        8,000,000
             Houston, TX GOB, Series A, 3.05%, 7/23/01                                               13,900,000       13,900,000
             Houston, TX GOB, Series A, 3.10%, 8/1/01                                                25,000,000       25,000,000
             Houston, TX GOB, Series B, 2.60%, 7/26/01                                               27,600,000       27,600,000
             Houston, TX GOB, Series B, 2.65%, 10/11/01                                               4,000,000        4,000,000
             Houston, TX GOB, Series C, 2.65%, 10/11/01                                               3,000,000        3,000,000
             Houston, TX GOB, Series C, 3.10%, 8/1/01                                                 5,000,000        5,000,000
             Houston, TX ISD Municipal Trust Certificates ZTC-21, Cl. A, FSA
               Insured, 2.83%(1)                                                                     12,700,000       12,700,000
             Houston, TX WSS RB, Series SG120, 2.76%(1)                                              37,600,000       37,600,000
             North Central, TX HFDC RB, Dallas Methodist Hospital, AMBAC
               Insured, 2.75%, 9/10/01(2)                                                            22,900,000       22,900,000
             North TX HEAU, Inc. Student Loan RB, Series A, 2.75%(1)                                 10,840,000       10,840,000
             San Antonio, TX Electric & Gas RRB, Series G-101, 2.76%(1)                              20,200,000       20,200,000
10 STATEMENT OF INVESTMENTS June 30, 2001 (Continued) Centennial Tax Exempt Trust

                                                                                 PRINCIPAL           VALUE
                                                                                  AMOUNT           SEE NOTE 1
                                                                             ----------------    --------------

       TEXAS (CONTINUED)
       San Antonio, TX Electric & Gas RRB, Series SG105, 2.80%(1)            $     20,000,000    $   20,000,000
       San Antonio, TX Water RB, 2.78%(1)                                           4,000,000         4,000,000
       TX TAN & RAN, 5.25%, 8/31/01                                                36,000,000        36,056,406
       TX TUAU RB, Dallas Northtollway, Series SG70, 2.76%(1)                      15,325,000        15,325,000
                                                                                                 --------------
                                                                                                    324,646,406
                                                                                                 --------------
       UTAH--2.7%
       Eagle Mountain, UT Gas & Electric RRB, 2.65%(1)                             17,625,000        17,625,000
       Intermountain Power Agency, UT Power Supply RB, AMBAC
         Insured, 2.65%, 7/30/01(2)                                                 5,800,000         5,800,000
       Intermountain Power Agency, UT Power Supply RB, AMBAC
         Insured, 3.15%, 8/20/01                                                   14,600,000        14,600,000
       Salt Lake City, UT TAN & RAN, 3.50%, 12/28/01                               10,000,000        10,041,213
       Tremonton City, UT IDV RRB, Safeway, Inc. Project, 2.80%,
         12/1/01(2)                                                                   445,000           445,000
                                                                                                 --------------
                                                                                                     48,511,213
                                                                                                 --------------
       VIRGINIA--1.4%
       Peninsula Ports Authority, VA Coal Terminal RRB, Dominion
       Terminal Project-A, 2.75%, 7/23/01(2)(4)                                    15,835,000        15,835,000
       Pulaski Cnty., VA IDAU RRB, Pulaski Furniture Project, 2.85%(1)              8,900,000         8,900,000
       Stafford, VA IDV RRB, Safeway, Inc. Project, 2.80%,
         12/1/01(2)                                                                   715,000           715,000
                                                                                                 --------------
                                                                                                     25,450,000
                                                                                                 --------------
       WASHINGTON--2.8%
       King Cnty., WA ABN AMRO Munitops Certificates, Trust
         2001-1, MBIA Insured, 2.79%(1)                                             7,770,000         7,770,000
       Kitsap Cnty., WA SDI No. 401 GOUN, Series 252, MBIA
         Insured, 2.76%(1)                                                          3,460,000         3,460,000
       WA GORB, Series 1995C, 2.78%(1)                                             13,710,000        13,710,000
       WA Municipal Trust Certificates ZTC-10, Cl. A, 2.78%(1)(3)                  12,935,000        12,935,000
       WA Municipal Trust Certificates ZTC-11, Cl. A, 2.78%(1)(3)                  13,570,000        13,570,000
                                                                                                 --------------
                                                                                                     51,445,000
                                                                                                 --------------
11 STATEMENT OF INVESTMENTS June 30, 2001 (Continued) Centennial Tax Exempt Trust

                                                                                            PRINCIPAL               VALUE
                                                                                             AMOUNT               SEE NOTE 1
                                                                                        ----------------        ----------------

              WEST VIRGINIA--1.1%
              Marion Cnty., WV Commission SWD Facilities RB, Granttown
                Project-D, 2.75%(1)                                                     $     14,100,000        $     14,100,000
              WV Road GOB ABN AMRO Munitops Certificates, Series 1999-4,
                3%, 11/28/01(2)                                                                6,000,000               6,000,000
                                                                                                                ----------------
                                                                                                                      20,100,000
                                                                                                                ----------------
              WISCONSIN--0.6%
              WI Center District Tax RB, 2.75%(1)                                             10,000,000              10,000,000
                                                                                                                ----------------
              WYOMING--0.3%
              Evanston, WY IDV RRB, Safeway, Inc. Project, 2.80%, 12/1/01(2)                   3,700,000               3,700,000
              Lincoln Cnty., WY PC RRB, Amoco Oil Co. of Indiana Project,
                3.30%, 10/1/01(2)                                                              2,000,000               2,000,981
                                                                                                                ----------------
                                                                                                                       5,700,981
                                                                                                                ----------------
              OTHER TERRITORIES--1.5%
              Greystone Tax Exempt Certificates RB, Trust 1998-1, Sr.
              Certificate Beneficial Ownership, 2.88%(1)                                      27,800,000              27,800,000
                                                                                                                ----------------
              Total Investments, at Value (Cost $1,810,452,798)                                     99.4%          1,810,452,798
                                                                                                                ----------------
              Other Assets Net of Liabilities                                                        0.6              11,281,973
                                                                                        ----------------        ----------------
              Net Assets                                                                           100.0%       $  1,821,734,771
                                                                                        ================        ================
12 STATEMENT OF INVESTMENTS June 30, 2001 (Continued) Centennial Tax Exempt Trust To simplify the listings of securities, abbreviations are used per the table below:

BOE--Board of Education                                                 MAG--Mtg. Agency
CAP--Capital Appreciation                                               MH--Multifamily Housing
CD--Commercial Development                                              MPA--Municipal Power Agency
COP--Certificates of Participation                                      MTAU--Metropolitan
DA--Dormitory Authority                                                 Transportation Authority
DAU--Development Authority                                              MWFAU--Municipal Water Finance Authority
ED--Economic Development                                                NYC--New York City
EDFAU--Economic Development Finance Authority                           NYS--New York State
ERDAUEF--Energy Research & Development Authority                        PAUNYNJ--Port Authority of New York & New Jersey
Electric Facilities                                                     PC--Pollution Control
FA--Facilities Authority                                                PCFAU--Pollution Control Finance Authority
FAU--Finance Authority                                                  PFFAU--Public Facilities Finance Authority
GOB--General Obligation Bonds                                           POAU--Port Authority
GOLB--General Obligation Limited Bonds                                  PPA--Public Power Agency
GORB--General Obligation Refunding Bonds                                PPS--Public Power System
GOUN--General Obligation Unlimited Nts.                                 RA--Redevelopment Agency
HA--Hospital Authority                                                  RAN--Revenue Anticipation Nts.
HAU--Housing Authority                                                  RB--Revenue Bonds
HCF--Healthcare Facilities                                              REF--Refunding
HDC--Housing Development Corp.                                          RR--Resource Recovery
HEAU--Higher Education Authority                                        RRB--Revenue Refunding Bonds
HEFAU--Higher Educational Facilities Authority                          SDI--School District
HFA--Housing Finance Agency                                             SPO--Special Obligations
HFDC--Health Facilities Development Corp.                               SWD--Solid Waste Disposal
HFFAU--Health Facilities Finance Authority                              TAN--Tax Anticipation Nts.
IDV--Industrial Development                                             TBTAU--Triborough Bridge & Tunnel Authority
IDA--Industrial Development Agency                                      TUAU--Turnpike Authority
IDAU--Industrial Development Authority                                  USD--Unified School District
ISD--Independent School District                                        WS--Water System
LGAC--Local Government Assistance Corp.                                 WSS--Water & Sewer System

1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 2001. This instrument may also have a demand feature which allows, on up to 30 days’ notice, the recovery of principal at any time, or at specified intervals not exceeding one year.

2. Put obligation redeemable at full face value on the date reported.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $70,565,000 or 3.87% of the Trust’s net assets as of June 30, 2001.

4. Identifies issues considered to be illiquid or restricted--See Note 4 of Notes to Financial Statements. See accompanying Notes to Financial Statements. 13 STATEMENT OF ASSETS AND LIABILITIES June 30, 2001 Centennial Tax Exempt Trust

ASSETS
Investments, at value (Cost $1,810,452,798)--see accompanying statement                      $  1,810,452,798
Cash                                                                                                3,549,599
Receivables and other assets:
  Shares of beneficial interest sold                                                               13,437,541
  Interest                                                                                         11,643,209
  Other                                                                                               244,212
                                                                                             ----------------
    Total assets                                                                                1,839,327,359
                                                                                             ----------------
LIABILITIES
Payables and other liabilities:
  Shares of beneficial interest redeemed                                                           16,320,003
  Dividends                                                                                         1,067,427
  Service plan fees                                                                                    99,734
  Shareholder reports                                                                                  54,373
  Trustees' compensation                                                                               12,683
  Other                                                                                                38,368
                                                                                             ----------------
    Total liabilities                                                                              17,592,588
                                                                                             ----------------
NET ASSETS                                                                                   $  1,821,734,771
                                                                                             ================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                              $  1,822,079,970
Accumulated net realized gain (loss) on investment transactions                                      (345,199)
                                                                                             ----------------
NET ASSETS--applicable to 1,822,095,938 shares of beneficial interest
outstanding                                                                                  $  1,821,734,771
                                                                                             ================
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                     $           1.00
See accompanying Notes to Financial Statements. 14 STATEMENT OF OPERATIONS For the Year Ended June 30, 2001 Centennial Tax Exempt Trust

                  INVESTMENT INCOME--Interest                                            $     69,492,412
                                                                                         ----------------
                  EXPENSES
                  Management fees                                                               7,527,359
                  Service plan fees                                                             3,538,029
                  Transfer and shareholder servicing agent fees                                   483,258
                  Custodian fees and expenses                                                     186,291
                  Shareholder reports                                                             146,733
                  Trustees' compensation                                                           26,025
                  Legal, auditing and other professional fees                                      15,957
                  Other                                                                           597,786
                                                                                         ----------------
                    Total expenses                                                             12,521,438
                      Less reduction to custodian expenses                                       (178,392)
                                                                                         ----------------
                    Net expenses                                                               12,343,046
                                                                                         ----------------
                  NET INVESTMENT INCOME                                                        57,149,366
                                                                                         ----------------
                  NET REALIZED GAIN (LOSS) ON INVESTMENTS                                         294,983
                                                                                         ----------------
                  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $     57,444,349
                                                                                         ================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEAR ENDED JUNE 30,
                                                                                                 2001                 2000
                                                                                        -------------------- ---------------------

                        OPERATIONS
                        Net investment income (loss)                                    $         57,149,366 $         50,998,995
                        Net realized gain (loss)                                                     294,983             (159,972)
                                                                                        -------------------- --------------------
                        Net increase (decrease) in net assets
                          resulting from operations                                               57,444,349           50,839,023
                                                                                        -------------------- --------------------
                        DIVIDENDS AND/OR DISTRIBUTIONS TO
                          SHAREHOLDERS                                                           (57,149,366)         (50,998,995)
                                                                                        -------------------- --------------------
                        BENEFICIAL INTEREST TRANSACTIONS
                        Net increase (decrease) in net assets
                          resulting from beneficial interest
                          transactions                                                           129,890,148          (57,771,643)
                                                                                        -------------------- --------------------
                        NET ASSETS
                        Total increase (decrease)                                                130,185,131          (57,931,615)
                        Beginning of period                                                    1,691,549,640        1,749,481,255
                                                                                        -------------------- --------------------
                        End of period                                                   $      1,821,734,771 $      1,691,549,640
                                                                                        ==================== ====================
See accompanying Notes to Financial Statements. 15 FINANCIAL HIGHLIGHTS Centennial Tax Exempt Trust

                                                                                   YEAR ENDED JUNE 30,
                                                                --------------------------------------------------------
                                                                   2001       2000       1999       1998        1997
                                                                ---------- ---------- ---------- -----------  ----------

             PER SHARE OPERATING DATA
             Net asset value, beginning of period               $   1.00   $   1.00    $  1.00    $  1.00      $  1.00
             Income from investment operations-- net
               investment income and net realized gain               .03        .03        .03        .03          .03
             Dividends and/or distributions to shareholders         (.03)      (.03)      (.03)      (.03)        (.03)
                                                                --------   --------    -------    -------      -------
             Net asset value, end of period                     $   1.00   $   1.00    $  1.00    $  1.00      $  1.00
                                                                ========   ========    =======    =======      =======
             TOTAL RETURN(1)                                        3.26%      3.01%      2.61%      3.12%        3.01%
             RATIOS/SUPPLEMENTAL DATA
             Net assets, end of period (in millions)            $  1,822   $  1,692    $ 1,749    $ 1,829      $ 1,649
             Average net assets (in millions)                   $  1,779   $  1,737    $ 1,896    $ 1,832      $ 1,591
             Ratios to average net assets:(2)
             Net investment income                                  3.21%      2.94%      2.58%      3.07%        2.95%
             Expenses                                               0.70%      0.72%      0.69%      0.69%(3)     0.72%(3)
             Expenses, net of reduction to custodian expenses       0.69%       N/A        N/A        N/A          N/A

(1) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.

(2) Annualized for periods of less than one full year. (3) Expense ratio reflects the reduction to custodian expenses. See accompanying Notes to Financial Statements. 16 NOTES TO FINANCIAL STATEMENTS Centennial Tax Exempt Trust 1. SIGNIFICANT ACCOUNTING POLICIES

Centennial Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust’s investment objective is to seek the maximum short-term interest income exempt from federal income taxes that is consistent with low capital risk and the maintenance of liquidity. The Trust’s investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

As of June 30, 2001, the Trust had available for federal income tax purposes unused capital loss carryovers as follows:

                   EXPIRING
                   ------------------------

                    2007       $    243,131
                    2008             88,401
                               ------------
                    Total      $    331,532
                               ============

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

17 NOTES TO FINANCIAL STATEMENTS (Continued) Centennial Tax Exempt Trust 2. SHARES OF BENEFICIAL INTEREST The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED JUNE 30, 2001                    YEAR ENDED JUNE 30, 2000
                                      ------------------------------------        -----------------------------------
                                           SHARES             AMOUNT                   SHARES             AMOUNT
                                      -----------------------------------         -----------------------------------

       Sold                             5,201,579,181   $   5,201,579,181           5,849,279,745   $   5,849,279,745
       Dividends and/or
        distributions reinvested           57,547,779          57,547,779              49,019,366          49,019,366
       Redeemed                        (5,129,236,812)     (5,129,236,812)         (5,956,070,754)     (5,956,070,754)
                                      ---------------   -----------------         ---------------   -----------------
       Net increase (decrease)            129,890,148   $     129,890,148             (57,771,643)  $     (57,771,643)
                                      ===============   =================         ===============   =================
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of the Trust’s net assets; 0.475% of the next $250 million; 0.45% of the next $250 million; 0.425% of the next $250 million; 0.40% of the next $250 million; 0.375% of the next $250 million; 0.35% of the next $500 million and 0.325% of net assets in excess of $2 billion. Under the agreement, when the value of the Trust’s net assets is less than $1.5 billion, the annual fee payable to the Manager shall be reduced by $100,000 based on average net assets computed daily and paid monthly at the annual rates. However, the annual fee cannot be less than $0. The Trust’s management fee for the year ended June 30, 2001, was an annualized rate of 0.42%.

Transfer Agent Fees. Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Trust and for other registered investment companies. The Trust pays SSI an annual maintenance fee for each Trust shareholder account.

Service Plan Fees. Under an approved service plan, the Trust may expend up to 0.20% of its average annual net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other financial institutions. During the year ended June 30, 2001, the Trust paid $10,068 to a broker-dealer affiliated with the Manager as reimbursement for distribution-related expenses.

18 NOTES TO FINANCIAL STATEMENTS (Continued) Centennial Tax Exempt Trust 4. ILLIQUID OR RESTRICTED SECURITIES

As of June 30, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Trust intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of June 30, 2001, was $15,835,000, which represents 0.87% of the Trust’s net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                                                                             VALUATION PER
                                                                 ACQUISITION     COST         UNIT AS OF
                                            SECURITY                DATE        PER UNIT     JUNE 30, 2001
                                   -------------------------- --------------- ------------- ---------------

                                   SHORT-TERM NOTES
                                   Peninsula Ports Authority,
                                   VA Coal Terminal RRB,
                                   Dominion Terminal
                                   Project-A, 2.75%, 7/23/01          6/13/01    $  1.00            $  1.00
19
A-4

                                  Appendix A

                      Description of Securities Ratings

Below is a description of the two highest rating categories for Short Term
Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating
Organizations" which the Manager evaluates in purchasing securities on behalf of the Fund.  The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

SHORT TERM DEBT RATINGS.

Moody's Investors Service, Inc.  ("Moody's")

The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment.  Capacity will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c)
conservative capitalization structure with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

      Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG".  These rating categories are as follows:

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

Standard & Poor's Ratings Services,  a division of The McGraw-Hill  Companies,
Inc. ("Standard and Poor's")

The following ratings by Standard and Poor's for commercial paper (defined by
Standard and Poor's as debt having an original maturity of no more than 365 days) assess the likelihood of payment:
A-1: Obligation is rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the obligor's capacity to meet its financial obligation is extremely strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Standard and Poor's ratings for Municipal Notes due in 3 years or less:
------------------------------------------------------------------------

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Standard and Poor's assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions.  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature.  With short-term demand debt, Standard and Poor's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

Fitch, Inc. ("Fitch")

Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

LONG TERM DEBT RATINGS.

These ratings are relevant for securities purchased by the Fund with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's

Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa"
group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

      Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Standard and Poor's

Bonds (including municipal bonds maturing beyond 3 years) are rated as follows:

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. A strong capacity to meet its financial commitment on the obligation is very strong.

Fitch

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

B-1

                                  Appendix B

                           Industry Classifications

Adult Living Facilities
Bond Anticipation Notes
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Parking Fee Revenue
Pollution Control
Resource Recovery
Revenue Anticipation Notes
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Tax Anticipation Notes
Tax & Revenue Anticipation Notes
Telephone Utilities
Water Utilities

C-6

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Centennial Tax Exempt Trust
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Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

                               Sub-Distributor
OppenheimerFunds Distributor, Inc.
P.O. Box 5254
Denver, Colorado 80217

Transfer Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1.800.525.9310

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

PX0160.001.1101

--------
1 Messrs. Bowen, Cameron and Marshall are not Directors of Panorama Series
Fund, Inc. Messrs. Armstrong, Bowen, Cameron, Fossel and Marshall are not
Managing General Partners of Centennial America Fund, L.P. Mr. Grabish is
only a Trustee of Centennial Money Market Trust, Centennial Tax Exempt Trust,
Centennial Government Trust, Centennial New York Tax Exempt Trust and
Centennial California Tax Exempt Trust.
2. In  accordance  with Rule 12b-1 of the  Investment  Company  Act,  the term
"Independent  Trustees" in this Statement of Additional  Information refers to those  Trustees  who are not  "interested  persons" of the Fund and who do not have any  direct  or  indirect  financial  interest  in the  operation  of any agreement under the plan.